                                            REGISTRATION NOS. 333-69320/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 5                      [X]

                                     AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                  AMENDMENT NO. 63                           [X]


                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                            JAMES L. LIPSCOMB, ESQ.
                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of
         Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2003 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2004.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                             PROSPECTUS HEADING
--------                                                             ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements;
                                                          Accumulation Unit Values Table
      5.  General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account
                                                        E; Your Investment Choices; General
                                                          Information--Voting Rights
      6.  Deductions and Expenses...................    Table of Expenses; Deferred
                                                        Annuities--Charges; Withdrawal Processing
                                                          Fee; Deferred Annuities--Premium and Other
                                                          Taxes; General Information--Who Sells the
                                                          Deferred Annuities; Appendix--Premium Tax
                                                          Table
      7.  General Description of Variable Annuity
            Contracts...............................    Variable Annuities; Deferred
                                                        Annuities--Purchase Payments (Allocation of
                                                          Purchase Payments and Limits on Purchase
                                                          Payments); Deferred Annuities--Transfer
                                                          Privilege; General
                                                          Information--Administration (Purchase
                                                          Payments/Confirming Transactions/Processing
                                                          Transactions--By Telephone or Internet/
                                                          Changes to Your Deferred Annuity/When We
                                                          Can Cancel Your Deferred Annuity)
      8.  Annuity Period............................    Important Terms You Should Know; Deferred
                                                          Annuities--Income Pay-out Options; Income
                                                          Payment Types; Pay-Out Version I; Pay-Out
                                                          Version II
      9.  Death Benefit.............................    Deferred Annuities--Death Benefit
     10.  Purchases and Annuity Values..............    MetLife; Metropolitan Life Separate Account
                                                        E; Deferred Annuities--Purchase Payments
                                                          (Allocation of Purchase Payments and Limits
                                                          on Purchase Payments); Deferred Annuities--
                                                          The Value of Your Investment; Transfer
                                                          Privilege; Deferred Annuities--Calculating
                                                          Your Income Payments; General Information--
                                                          Administration (Purchase Payments)
     11.  Redemptions...............................    Deferred Annuities--Access to Your Money
                                                          (Systematic Withdrawal Program and Minimum
                                                          Distribution); General Information--When We
                                                          Can Cancel Your Deferred Annuity
     12.  Taxes.....................................    Income Taxes

FORM N-4
ITEM NO.                                                             PROSPECTUS HEADING
--------                                                             ------------------
     13.  Legal Proceedings.........................    Not Applicable
     14.  Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Auditors; Distribution of
                                                        Certificates and Interests in the Deferred
                                                          Annuities
     19.  Purchase of Securities Being Offered......    Not Applicable
     20.  Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Deferred Annuities
     21.  Calculation of Performance Data...........    Advertisement of the Separate Account
     22.  Annuity Payments..........................    Calculating Your Income Payments
     23.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                             MAY 1, 2004 PROSPECTUS


                                 (MAN SITTING)

Your privacy notice is on
the last page of this book.


[METLIFE(R) LOGO]                                           ASSET BUILDER(TM)
                                                            A Variable Annuity

                                                               MAY 1, 2004

METLIFE ASSET BUILDER(R) VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group MetLife Asset Builder contracts for deferred variable annuities ("Deferred Annuities").

--------------------------------------------------------------------------------
You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund"), the portfolios of the Met Investors Series
Trust ("Met Investors Fund") and funds of the American
Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.


  SALOMON BROTHERS U.S. GOVERNMENT           HARRIS OAKMARK FOCUSED VALUE
  PIMCO TOTAL RETURN                         NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH BOND INCOME          FI MID CAP OPPORTUNITIES
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX      (FORMERLY, JANUS MID CAP)
  SALOMON BROTHERS STRATEGIC BOND            MET/AIM MID CAP CORE EQUITY
  OPPORTUNITIES                              METLIFE MID CAP STOCK INDEX
  LORD ABBETT BOND DEBENTURE                 STATE STREET RESEARCH AGGRESSIVE GROWTH
  MFS TOTAL RETURN                           T. ROWE PRICE MID-CAP GROWTH
  STATE STREET RESEARCH DIVERSIFIED          STATE STREET RESEARCH AURORA
  NEUBERGER BERMAN REAL ESTATE               LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME               RUSSELL 2000(R) INDEX
  DAVIS VENTURE VALUE                        FRANKLIN TEMPLETON SMALL CAP GROWTH
  FI VALUE LEADERS                           MET/AIM SMALL CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             T. ROWE PRICE SMALL CAP GROWTH
  STATE STREET RESEARCH LARGE CAP VALUE      SCUDDER GLOBAL EQUITY
  METLIFE STOCK INDEX                        FI INTERNATIONAL STOCK
  MFS INVESTORS TRUST                          (FORMERLY, PUTNAM INTERNATIONAL
  STATE STREET RESEARCH INVESTMENT TRUST     STOCK)
  AMERICAN FUNDS GROWTH                      HARRIS OAKMARK INTERNATIONAL
  JANUS AGGRESSIVE GROWTH                    MFS RESEARCH INTERNATIONAL
  MET/PUTNAM VOYAGER                         MORGAN STANLEY EAFE(R) INDEX
  STATE STREET RESEARCH LARGE CAP GROWTH     PIMCO PEA INNOVATION
  T. ROWE PRICE LARGE CAP GROWTH             AMERICAN FUNDS GLOBAL SMALL
                                             CAPITALIZATION




HOW TO LEARN MORE:



Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May
1, 2004. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The
Table of Contents of the SAI appears on page 76 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
P.O. Box 740278
Atlanta, GA 30374
Attention: MetLife Asset Builder Unit
Toll Free Phone: (866) 438-6477    [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the Metropolitan Fund and the Met Investors Fund prospectuses which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity.

DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4
TABLE OF EXPENSES..................... .....................    8
ACCUMULATION UNIT VALUES TABLES.............. ..............   12
METLIFE.......................... ..........................   20
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........   20
VARIABLE ANNUITIES..................... ....................   20
   A Deferred Annuity.......................................   21
YOUR INVESTMENT CHOICES.................. ..................   22
DEFERRED ANNUITIES..................... ....................   25
   The Deferred Annuity and Your Retirement Plan............   25
   Automated Investment Strategies..........................   26
   Purchase Payments........................................   27
      Allocation of Purchase Payments.......................   27
      Automated Purchase Payments...........................   27
      Limits on Purchase Payments...........................   27
   The Value of Your Investment.............................   28
   Transfer Privilege.......................................   29
   Access to Your Money.....................................   31
      Systematic Withdrawal Program.........................   31
      Minimum Distribution..................................   32
   Charges..................................................   33
      Separate Account Charge...............................   33
      Investment-Related Charge.............................   34
   Premium and Other Taxes..................................   34
   Withdrawal Charges.......................................   34
   Free Look................................................   35
   Death Benefit............................................   35
   Income Pay-Out Options...................................   37
   Income Payment Types.....................................   38
   Minimum Size of Your Income Payment......................   40
   Pay-Out Version I & Version II...........................   40
   Pay-Out Version I
      The Value of Your Income Payments.....................   40
      Reallocation Privilege................................   41
      Charges...............................................   43
   Pay-Out Version II
      Withdrawal Option.....................................   44
      How the Version II Income Pay-Out Option Differs from
        Other Income Pay-Out Options........................   46

   Calculating Your Income Payments....................................         48
      Initial Income Payment...........................................         49
      Subsequent Income Payments.......................................         49
   Adjustment Factor...................................................         49
      Investment Factor................................................         50
      Determining the Investment Factor................................         50
      Interest Factor..................................................         50
      Determining the Interest Factor..................................         51
      The Effect of the Adjustment Factor..............................         51
   Reallocation Privilege..............................................         52
   Charges.............................................................         54
      Withdrawal Processing Fee........................................         54
GENERAL INFORMATION.......................... .........................         55
   Administration......................................................         55
      Purchase Payments................................................         55
      Confirming Transactions..........................................         55
      Processing Transactions..........................................         56
        By Telephone or Internet.......................................         56
        After Your Death...............................................         57
        Third Party Requests...........................................         57
        Valuation -- Suspension of Payments............................         57
   Advertising Performance.............................................         58
        Pay-In Phase...................................................         58
        Pay-Out Phase Version I........................................         58
        Pay-Out Phase Version II.......................................         59
   Changes to Your Deferred Annuity....................................         61
   Voting Rights.......................................................         61
   Who Sells the Deferred Annuities....................................         62
   Financial Statements................................................         63
   Your Spouse's Rights................................................         63
   When We Can Cancel Your Deferred Annuity............................         64
INCOME TAXES............................. .............................         64
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..... ....         76
APPENDIX FOR PREMIUM TAX TABLE.................... ....................         77


MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW
ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.

ANNUITY PURCHASE RATE

The annuity purchase rate is based on the annuity income payment type you choose (which may include a withdrawal option), an interest rate, and your age, sex and number of payments remaining, to the extent relevant. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were choosing the same income option you have in light of this updated information.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier

[SNOOPY WITH POINTER GRAPHIC]
or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. Generally, you, as the participant or annuitant, receive a certificate under the contract. In other cases, only the employer, plan trustee or other entity receives a contract, and the participant or annuitant does not receive a certificate under the contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INTEREST FACTOR

The interest factor measures the impact of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds.

INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 866-438-6477.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Deferred Annuities.

SPECIFIED INTEREST RATE

The specified interest rate and the source of the rate are defined in your contract. The specified interest rate may differ among groups. The rate is based on market interest rates such as the yield on a 10 Year Treasury, LIBOR interest rate swap, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. The higher the specified interest rate, the higher your initial variable income payment will be. The lower the specified interest rate, the lower your initial variable income payment will be, but subsequent variable income payments will increase more rapidly or decrease more slowly than if the specified interest rate were higher as changes occur in the specified interest rate and the actual investment experience of the investment divisions. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. We typically determine the rate on a monthly basis, but we may determine the rate either more or less often, in which case we will tell you in advance that we will be doing so. For any valuation date, we will use the designated rate. Should a rate become unavailable or if the selected rate is not published in the source as stated in your contract, we will use a readily available rate or a source that we consider most comparable.

VALUATION DATE

The day on which we calculate your income payment or process a reallocation request or determine contract value. A valuation date is a day the Exchange is open for regular trading. We value at the close of trading for the Exchange. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or the participant or annuitant for whom money is invested under group arrangements.

TABLE OF EXPENSES -- METLIFE ASSET BUILDER DEFERRED ANNUITIES


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes the charges you will pay at the time you purchase the Deferred Annuity, make withdrawals from your Deferred Annuity or make transfers between investment divisions. There are no fees for the Fixed Interest Account. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------

Contract Owner Transaction Expenses

  Sales Load Imposed on Purchases...........................              None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period)................................................              None
  Exchange Fee..............................................              None
  Surrender Fee.............................................              None
  Withdrawal Processing Fee During Pay-Out Phase (1)........      $95 for each
                                                                    withdrawal


(1) IF YOU PURCHASED THE DEFERRED ANNUITY PRIOR TO MAY 1, 2004, WE MAKE AVAILABLE A WITHDRAWAL OPTION TO THE INCOME PAY-OUT OPTION UNDER THE DEFERRED ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL IN THE PROSPECTUS.


--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

  Annual Contract Fee.......................................              None
  Transfer Fee..............................................              None



The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to charge a transfer fee.

Separate Account Annual Charge (as a percentage of average
  account value) (2)
  Pay-In Phase..............................................    Minimum: 0.45%
Current Charge: Between 0.65%
  and 0.95%
                                              Maximum Guaranteed Charge: 0.95%
  Pay-Out Phase ...........................   Maximum Guaranteed Charge: 0.95%



(2) THE ANNUAL SEPARATE ACCOUNT CHARGE IS STATED IN YOUR DEFERRED ANNUITY. THIS CHARGE MAY NOT EXCEED 0.95% OF YOUR AVERAGE VALUE IN THE INVESTMENT DIVISIONS FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENT IN THE PAY-OUT PHASE. THE RATE THAT APPLIES TO YOUR DEFERRED ANNUITY MAY BE LESS THAN THIS MAXIMUM CHARGE, AS DISCUSSED LATER IN THE PROSPECTUS. THE ANNUAL SEPARATE ACCOUNT CHARGE MAY NOT EXCEED 1.25% FOR ONE VERSION OF THE PAY-OUT PHASE AVAILABLE TO DEFERRED ANNUITIES PURCHASED PRIOR TO MAY 1, 2004.


--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                              Minimum   Maximum
                                                              -------   -------
Total Annual Metropolitan Fund, Met Investors Fund and
American Funds Operating Expenses for the fiscal year ending
December 31, 2003 (expenses that are deducted from these
Funds' assets include management fees, distribution fees,
12b-1 Plan fees and other expenses).........................   0.31%     1.32%
After Waiver and/or Reimbursement of Expenses (3)(4)........   0.31%     1.16%



(3) PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS
    INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MET/PUTNAM VOYAGER PORTFOLIO................................    1.00%
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO...............    1.15%
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO.............    0.95%
MFS INVESTORS TRUST PORTFOLIO...............................    1.00%

THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FOR THE MET/PUTNAM VOYAGER PORTFOLIO) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS

ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2005. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.


(4) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2005, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO THE PERCENTAGE OF DAILY NET ASSETS TO THE FOLLOWING PERCENTAGES: 1.10% FOR THE PIMCO PEA INNOVATION PORTFOLIO, 0.95% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO, 1.10% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.75% FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO, 1.05% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO, 0.95% FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.20% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO AND 0.90% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

METROPOLITAN FUND CLASS A ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31,
2003
(as a percentage of average net assets) (7)

                                                                                       A+B=C
                                                                        B          TOTAL EXPENSES
                                                       A          OTHER EXPENSES       BEFORE
                                                   MANAGEMENT         BEFORE          WAIVER/
                                                      FEES        REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Portfolio.....       0.55             0.10             0.65
State Street Research Bond Income
  Portfolio (5)(10)............................       0.40             0.07             0.47
Lehman Brothers(R) Aggregate Bond Index
  Portfolio....................................       0.25             0.09             0.34
Salomon Brothers Strategic Bond Opportunities
  Portfolio....................................       0.65             0.16             0.81
MFS Total Return Portfolio.....................       0.50             0.19             0.69
State Street Research Diversified
  Portfolio (5)................................       0.44             0.07             0.51
Davis Venture Value Portfolio (5)..............       0.74             0.05             0.79
FI Value Leaders Portfolio (5).................       0.67             0.07             0.74
Harris Oakmark Large Cap Value Portfolio (5)...       0.74             0.09             0.83
State Street Research Large Cap Value
  Portfolio (5)................................       0.70             0.35             1.05
MetLife Stock Index Portfolio..................       0.25             0.06             0.31
MFS Investors Trust Portfolio (3)..............       0.75             0.36             1.11
State Street Research Investment Trust
  Portfolio (5)................................       0.49             0.07             0.56
Met/Putnam Voyager Portfolio (3)(5)............       0.80             0.27             1.07
State Street Research Large Cap Growth
  Portfolio (5)................................       0.73             0.07             0.80
T. Rowe Price Large Cap Growth Portfolio (5)...       0.63             0.16             0.79
Harris Oakmark Focused Value Portfolio (5).....       0.75             0.05             0.80
Neuberger Berman Partners Mid Cap Value (5)....       0.69             0.11             0.80
FI Mid Cap Opportunities Portfolio (5)(6)......       0.69             0.08             0.77
MetLife Mid Cap Stock Index Portfolio..........       0.25             0.15             0.40
State Street Research Aggressive Growth
  Portfolio (5)................................       0.73             0.08             0.81
State Street Research Aurora Portfolio (5).....       0.85             0.08             0.93
Loomis Sayles Small Cap Portfolio (5)..........       0.90             0.09             0.99
Russell 2000(R) Index Portfolio................       0.25             0.22             0.47
Franklin Templeton Small Cap Growth
  Portfolio (3)(5).............................       0.90             0.42             1.32
T. Rowe Price Small Cap Growth Portfolio (5)...       0.52             0.11             0.63
Scudder Global Equity Portfolio (5)............       0.64             0.20             0.84
FI International Stock Portfolio (5)(8)........       0.86             0.23             1.09
Morgan Stanley EAFE(R) Index Portfolio (3).....       0.30             0.41             0.71

                                                                 C-D=E TOTAL
                                                                   EXPENSES
                                                       D            AFTER
                                                    WAIVER/        WAIVER/
                                                 REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------  -----------------------------
Salomon Brothers U.S. Government Portfolio.....       0.00           0.65
State Street Research Bond Income
  Portfolio (5)(10)............................       0.00           0.47
Lehman Brothers(R) Aggregate Bond Index
  Portfolio....................................       0.00           0.34
Salomon Brothers Strategic Bond Opportunities
  Portfolio....................................       0.00           0.81
MFS Total Return Portfolio.....................       0.00           0.69
State Street Research Diversified
  Portfolio (5)................................       0.00           0.51
Davis Venture Value Portfolio (5)..............       0.00           0.79
FI Value Leaders Portfolio (5).................       0.00           0.74
Harris Oakmark Large Cap Value Portfolio (5)...       0.00           0.83
State Street Research Large Cap Value
  Portfolio (5)................................       0.10           0.95
MetLife Stock Index Portfolio..................       0.00           0.31
MFS Investors Trust Portfolio (3)..............       0.11           1.00
State Street Research Investment Trust
  Portfolio (5)................................       0.00           0.56
Met/Putnam Voyager Portfolio (3)(5)............       0.07           1.00
State Street Research Large Cap Growth
  Portfolio (5)................................       0.00           0.80
T. Rowe Price Large Cap Growth Portfolio (5)...       0.00           0.79
Harris Oakmark Focused Value Portfolio (5).....       0.00           0.80
Neuberger Berman Partners Mid Cap Value (5)....       0.00           0.80
FI Mid Cap Opportunities Portfolio (5)(6)......       0.00           0.77
MetLife Mid Cap Stock Index Portfolio..........       0.00           0.40
State Street Research Aggressive Growth
  Portfolio (5)................................       0.00           0.81
State Street Research Aurora Portfolio (5).....       0.00           0.93
Loomis Sayles Small Cap Portfolio (5)..........       0.00           0.99
Russell 2000(R) Index Portfolio................       0.00           0.47
Franklin Templeton Small Cap Growth
  Portfolio (3)(5).............................       0.17           1.15
T. Rowe Price Small Cap Growth Portfolio (5)...       0.00           0.63
Scudder Global Equity Portfolio (5)............       0.00           0.84
FI International Stock Portfolio (5)(8)........       0.00           1.09
Morgan Stanley EAFE(R) Index Portfolio (3).....       0.00           0.71

                                                                                     A+B=C
                                                                      B          TOTAL EXPENSES
MET INVESTORS FUND CLASS A ANNUAL EXPENSES FOR         A        OTHER EXPENSES       BEFORE
FISCAL YEAR ENDING DECEMBER 31, 2003               MANAGEMENT       BEFORE          WAIVER/
(as a percentage of average net assets) (7)           FEES      REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio (11)................    0.50           0.09             0.59
Lord Abbett Bond Debenture
  Portfolio (4)(5)(10)(11).......................    0.60           0.10             0.70
Neuberger Berman Real Estate Portfolio (5)(12)...    0.70           0.41             1.11
Janus Aggressive Growth Portfolio (5)............    0.78           0.12             0.90
Met/AIM Mid Cap Core Equity (4)(5)...............    0.75           0.21             0.96
T Rowe Price Mid-Cap Growth Portfolio (4)........    0.75           0.17             0.92
Met/AIM Small Cap Growth Portfolio (4)...........    0.90           0.26             1.16
Harris Oakmark International Portfolio (4)(5)....    0.85           0.36             1.21
MFS Research International Portfolio (4)(5)......    0.80           0.31             1.11
PIMCO PEA Innovation Portfolio (4)...............    0.95           0.31             1.26

                                                                      C-D=E
                                                                  TOTAL EXPENSES
MET INVESTORS FUND CLASS A ANNUAL EXPENSES FOR           D            AFTER
FISCAL YEAR ENDING DECEMBER 31, 2003                  WAIVER/        WAIVER/
(as a percentage of average net assets) (7)        REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------------  -----------------------------
PIMCO Total Return Portfolio (11)................      0.00           0.59
Lord Abbett Bond Debenture
  Portfolio (4)(5)(10)(11).......................      0.00           0.70
Neuberger Berman Real Estate Portfolio (5)(12)...      0.21           0.90
Janus Aggressive Growth Portfolio (5)............      0.01           0.89
Met/AIM Mid Cap Core Equity (4)(5)...............      0.03           0.93
T Rowe Price Mid-Cap Growth Portfolio (4)........      0.01           0.91
Met/AIM Small Cap Growth Portfolio (4)...........      0.12           1.04
Harris Oakmark International Portfolio (4)(5)....      0.05           1.16
MFS Research International Portfolio (4)(5)......      0.02           1.09
PIMCO PEA Innovation Portfolio (4)...............      0.16           1.10


                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2003     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio
  (5)(9)...................................     0.33      0.25         0.01             0.59
American Funds Growth Portfolio (5)(9).....     0.37      0.25         0.02             0.64
American Funds Global Small Capitalization
  Portfolio (5)(9).........................     0.80      0.25         0.03             1.08

                                                                D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             E        TOTAL EXPENSES
for fiscal year ending December 31, 2003        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
American Funds Growth-Income Portfolio
  (5)(9)...................................       0.00           0.59
American Funds Growth Portfolio (5)(9).....       0.00           0.64
American Funds Global Small Capitalization
  Portfolio (5)(9).........................       0.00           1.08


 (5) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND SAI FOR EACH RESPECTIVE FUND.


 (6) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME SUB-INVESTMENT MANAGER FOR THE PORTFOLIO WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.


 (7) CERTAIN METROPOLITAN FUND AND MET INVESTORS FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. IN ADDITION, MET INVESTORS FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND AND MET INVESTORS FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS. SEE EACH FUND'S PROSPECTUS FOR MORE INFORMATION.

 (8) ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

 (9) THE AMERICAN FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE AMERICAN FUNDS' PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS 2 SHARES OF THE AMERICAN FUNDS.

(10) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.


(11) FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGERS OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGERS BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
PIMCO TOTAL RETURN PORTFOLIO................................    0.02%
LORD ABBETT BOND DEBENTURE PORTFOLIO........................    0.03%



(12) NEUBERGER BERMAN REAL ESTATE PORTFOLIO WILL BEGIN OPERATIONS ON OR ABOUT MAY 1, 2004. THE EXPENSE INFORMATION IN THE FEE TABLE IS AN ESTIMATE OF THE PORTFOLIO'S EXPENSES THROUGH DECEMBER 31, 2004.

EXAMPLES
The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).
EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
ASSUMPTIONS:
- a maximum Separate Account charge of 0.95%;
- there was no allocation to the Fixed Interest Account;
- reimbursement and/or waiver of expenses was not in effect;
- the underlying Portfolio has a 5% return each year;
- you bear the minimum or maximum fees and expenses of any of the Portfolios;
  and
- you surrender the contract, do not surrender the contract, or you do not elect to annuitize (no withdrawal charges apply).


                                                                   1             3             5              10
                                                                  YEAR         YEARS         YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum.....................................................      $233         $717          $1,227         $2,628
Minimum.....................................................      $129         $402          $  695         $1,530


EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly if you elect to annuitize the contract with a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
ASSUMPTIONS:
- a maximum Separate Account charge of 0.95%;
- there was no allocation to the Fixed Interest Account;
- reimbursement and/or waiver of expenses was not in effect;
- the underlying Portfolio has a 5% return each year;
- you bear the minimum or the maximum fees and expenses of any of the Portfolios; and

- you elect to annuitize using pay-out Version I.



                                                                   1             3             5              10
                                                                  YEAR         YEARS         YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum.....................................................      $223         $638          $1,013         $1,757
Minimum.....................................................      $124         $359          $  576         $1,021


EXAMPLE 3. (only for contracts purchased prior to May 1, 2004)
This example shows the dollar amount of expenses that you would bear directly or indirectly if you elect to annuitize the contract with a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
ASSUMPTIONS:
- a maximum Separate Account charge of 1.25%;
- no allocation to the Basic Fixed Income Option and Flexible Fixed Payment Option (as described later in the Prospectus);
- a constant 7% specified interest rate;
- reimbursement and/or waiver of expenses was not in effect;
- the underlying Portfolio has a 5% return each year;
- you bear the minimum or the maximum fees and expenses of the available Portfolios; and
- you elect to annuitize. (8)


                                                                   1             3             5             10
                                                                  YEAR         YEARS         YEARS         YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum.....................................................      $226         $630          $972          $1,578
Minimum.....................................................      $151         $425          $660          $1,088


(8) THE EXAMPLE ASSUMES THAT A DEFERRED ANNUITY PAYING MONTHLY BENEFITS IS ANNUITIZED AT THE BEGINNING OF YEAR 1 BY A MALE, AGE 65 AND IS PAYING MONTHLY BENEFITS DURING THE PERIOD SHOWN.

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

THESE TABLES AND BAR CHARTS SHOW FLUCTUATIONS IN THE ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION FROM YEAR END TO YEAR END. THE INFORMATION IN THIS TABLE HAS BEEN DERIVED FROM THE SEPARATE ACCOUNT'S FULL FINANCIAL STATEMENTS OR OTHER REPORTS (SUCH AS THE ANNUAL REPORT). THE FIRST TABLE AND CHARTS SHOW THE DEFERRED ANNUITY THAT HAS THE MAXIMUM GUARANTEED SEPARATE ACCOUNT CHARGE (0.95%), AND THE SECOND TABLE AND CHARTS SHOW THE DEFERRED ANNUITY THAT HAS THE LOWEST SEPARATE ACCOUNT CHARGE (0.45%). A TABLE WITH ACCUMULATION UNIT VALUES FOR DEFERRED ANNUITIES WITH SEPARATE ACCOUNT CHARGES OTHER THAN THE MINIMUM AND THE MAXIMUM APPEARS IN THE SAI, WHICH IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-866-438-6477.


-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------
State Street Research Bond Income Division(a)(b)... 2003      $10.46            $10.97        21,409.22
                                                    2002        9.75             10.46         4,305.23
                                                    2001        9.73              9.75                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Lehman Brothers(R) Aggregate Bond Division(a).....  2003       10.59             10.88        21,839.65
                                                    2002        9.70             10.59        14,828.68
                                                    2001        9.67              9.70                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division(a)(c).........  2003        9.96             11.79         3,717.97
                                                    2002        9.92              9.96           917.29
                                                    2001       10.00              9.92                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Diversified Division(a).....  2003        9.19             10.97         3,931.09
                                                    2002       10.77              9.19         1,357.98
                                                    2001       10.87             10.77                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]

-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------


Davis Venture Value Division(a)...................  2003      $ 8.83            $11.45        16,187.74
                                                    2002       10.66              8.83         7,235.96
                                                    2001       10.70             10.66                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division(a)........  2003        8.64             10.74        12,822.71
                                                    2002       10.16              8.64         7,246.30
                                                    2001       10.02             10.16                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Stock Index Division(a)...................  2003        8.52             10.82        97,831.67
                                                    2002       11.07              8.52        69,373.58
                                                    2001       11.26             11.07                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Investment Trust
  Division(a).....................................  2003        8.39             10.83         4,710.66
                                                    2002       11.46              8.39         4,019.83
                                                    2001       11.63             11.46                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Met/Putnam Voyager Division(a)....................  2003        8.46             10.56        10,624.33
                                                    2002       12.01              8.46           320.01
                                                    2001       12.50             12.01                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division(a)........  2003        8.64             11.20         2,250.21
                                                    2002       11.36              8.64           395.58
                                                    2001       11.47             11.36                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------


Neuberger Berman Partners Mid Cap Value
  Division(a).....................................  2003      $ 8.73            $11.80        16,177.54
                                                    2002        9.75              8.73         9,207.29
                                                    2001        9.62              9.75                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


FI Mid Cap Opportunities Division(a)..............  2003        8.46             11.28         1,510.03
                                                    2002       12.02              8.46           751.49
                                                    2001       12.18             12.02                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division(a)...........  2003        8.43             11.27        15,770.85
                                                    2002       10.00              8.43        12,716.05
                                                    2001        9.96             10.00                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Aggressive Growth
  Division(a).....................................  2003        8.11             11.31         3,226.47
                                                    2002       11.49              8.11         3,156.97
                                                    2001       11.68             11.49                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Aurora Division(a)..........  2003        7.78             11.58        10,532.03
                                                    2002        9.98              7.78         4,888.82
                                                    2001        9.86              9.98                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Loomis Sayles Small Cap Division(a)...............  2003        8.12             10.98        15,828.88
                                                    2002       10.45              8.12         8,252.11
                                                    2001       10.37             10.45                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------


Russell 2000(R) Index Division(a).................  2003      $ 8.16            $11.81        18,403.17
                                                    2002       10.35              8.16         3,215.61
                                                    2001       10.23             10.35                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division(a)........  2003        8.26             11.53        16,841.70
                                                    2002       11.37              8.26        12,326.50
                                                    2001       11.31             11.37                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Scudder Global Equity Division(a).................  2003        8.67             11.21         3,066.26
                                                    2002       10.42              8.67           314.60
                                                    2001       10.46             10.42                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


FI International Stock Division(a)................  2003        8.64             10.95           131.85
                                                    2002       10.58              8.64             7.86
                                                    2001       10.81             10.58                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division(a)..........  2003        8.63             11.77         6,854.57
                                                    2002       10.44              8.63         2,927.15
                                                    2001       10.68             10.44                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------
State Street Research Bond Income
  Division(a)(b).................................. 2003      $10.62            $11.19            0
                                                   2002        9.85             10.62            0
                                                   2001        9.83              9.85            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Lehman Brothers(R) Aggregate Bond Division(a)..... 2003       10.86             11.20            0
                                                   2002        9.90             10.86            0
                                                   2001        9.87              9.90            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division(a)(c)......... 2003        9.77             11.62            0
                                                   2002        9.69              9.77            0
                                                   2001        9.75              9.69            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Diversified Division(a)..... 2003        8.81             10.57            0
                                                   2002       10.27              8.81            0
                                                   2001       10.36             10.27            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Davis Venture Value Division(a)................... 2003        8.58             11.18            0
                                                   2002       10.31              8.58            0
                                                   2001       10.34             10.31            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------


Harris Oakmark Large Cap Value Division(a)........ 2003      $ 8.36            $10.45            0
                                                   2002        9.78              8.36            0
                                                   2001        9.64              9.78            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Stock Index Division(a)................... 2003        7.84             10.00            0
                                                   2002       10.14              7.84            0
                                                   2001       10.30             10.14            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Investment Trust
  Division(a)..................................... 2003        7.73             10.03            0
                                                   2002       10.51              7.73            0
                                                   2001       10.66             10.51            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Met/Putnam Voyager Division(a).................... 2003        7.55              9.46            0
                                                   2002       10.67              7.55            0
                                                   2001       11.09             10.67            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division(a)........ 2003        7.94             10.34            0
                                                   2002       10.39              7.94            0
                                                   2001       10.48             10.39            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Neuberger Berman Partners Mid Cap Value
  Division(a)..................................... 2003        8.77             11.92            0
                                                   2002        9.75              8.77            0
                                                   2001        9.61              9.75            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------


FI Mid Cap Opportunities Division(a).............. 2003      $ 8.03            $10.76            0
                                                   2002       11.35              8.03            0
                                                   2001       11.50             11.35            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division(a)........... 2003        8.35             11.22            0
                                                   2002        9.85              8.35            0
                                                   2001        9.81              9.85            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Aggressive Growth
  Division(a)..................................... 2003        7.71             10.80            0
                                                   2002       10.86              7.71            0
                                                   2001       11.04             10.86            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Aurora Division(a).......... 2003        7.58             11.33            0
                                                   2002        9.68              7.58            0
                                                   2001        9.56              9.68            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Loomis Sayles Small Cap Division(a)............... 2003        7.98             10.84            0
                                                   2002       10.22              7.98            0
                                                   2001       10.14             10.22            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Russell 2000(R) Index Division(a)................. 2003        8.06             11.72            0
                                                   2002       10.17              8.06            0
                                                   2001       10.05             10.17            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------


T. Rowe Price Small Cap Growth Division(a)........ 2003      $ 7.80            $10.94            0
                                                   2002       10.68              7.80            0
                                                   2001       10.62             10.68            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Scudder Global Equity Division(a)................. 2003        8.52             11.07            0
                                                   2002       10.19              8.52            0
                                                   2001       10.22             10.19            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


FI International Stock Division(a)................ 2003        8.49             10.82            0
                                                   2002       10.34              8.49            0
                                                   2001       10.56             10.34            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division(a).......... 2003        8.62             11.81            0
                                                   2002       10.37              8.62            0
                                                   2001       10.61             10.37            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


----------------------------------------
(a)Inception Date: December 6, 2001.

(b)The assets of the State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of State Street Research Income Division.

(c)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of Loomis Sayles High Yield Bond Division.

METLIFE


Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 13 million households in the United States and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 10 countries serving approximately 8 million customers.


METROPOLITAN LIFE
SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Asset Builder Variable Annuity Contracts and other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity or your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. Your income payment under your Deferred Annuity may also vary. These payments also vary based upon investment performance. If your Deferred Annuity was purchased prior to May 1, 2004, your income payment may also vary based upon market interest rates. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account". With the Fixed Interest Account, your money earns a rate of interest that we guarantee. The Deferred Annuities have a fixed payment option called the Fixed Income Option. Deferred Annuities purchased prior to May 1, 2004 have other available fixed options. Under the Fixed Income Option and these other fixed options, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefits.

The pay-out phase begins when you either take all of your money out of the account or you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


The group Deferred Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. Except for the American Funds, the classes of shares available to the MetLife Asset Builder Variable Annuities do not impose any 12b-1 Plan fees.


SALOMON BROTHERS U.S. GOVERNMENT   SEEKS TO MAXIMIZE TOTAL RETURN
  PORTFOLIO                        CONSISTENT WITH PRESERVATION OF
                                   CAPITAL AND MAINTENANCE OF
                                   LIQUIDITY
PIMCO TOTAL RETURN PORTFOLIO       SEEKS MAXIMUM TOTAL RETURN,
                                   CONSISTENT WITH THE PRESERVATION
                                   OF CAPITAL AND PRUDENT INVESTMENT
                                   MANAGEMENT
STATE STREET RESEARCH BOND INCOME  SEEKS COMPETITIVE TOTAL RETURN
  PORTFOLIO                        PRIMARILY FROM INVESTING IN
                                   FIXED-INCOME SECURITIES
LEHMAN BROTHERS(R) AGGREGATE BOND  SEEKS TO EQUAL THE PERFORMANCE OF
  INDEX PORTFOLIO                  THE LEHMAN BROTHERS(R) AGGREGATE
                                   BOND INDEX
SALOMON BROTHERS STRATEGIC BOND    SEEKS TO MAXIMIZE TOTAL RETURN
  OPPORTUNITIES PORTFOLIO          CONSISTENT WITH PRESERVATION OF
                                   CAPITAL
LORD ABBETT BOND DEBENTURE         SEEKS HIGH CURRENT INCOME AND THE
  PORTFOLIO                        OPPORTUNITY FOR CAPITAL
                                   APPRECIATION TO PRODUCE A HIGH
                                   TOTAL RETURN
MFS TOTAL RETURN PORTFOLIO         SEEKS A FAVORABLE TOTAL RETURN
                                   THROUGH INVESTMENT IN A
                                   DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED  SEEKS HIGH TOTAL RETURN WHILE
  PORTFOLIO                        ATTEMPTING TO LIMIT INVESTMENT
                                   RISK AND PRESERVE CAPITAL
NEUBERGER BERMAN REAL ESTATE       SEEKS TO PROVIDE TOTAL RETURN
  PORTFOLIO                        THROUGH INVESTMENT IN REAL ESTATE
                                   SECURITIES, EMPHASIZING BOTH
                                   CAPITAL APPRECIATION AND CURRENT
                                   INCOME
AMERICAN FUNDS GROWTH-INCOME       SEEKS BOTH CAPITAL APPRECIATION
  PORTFOLIO                        AND INCOME.
DAVIS VENTURE VALUE PORTFOLIO      SEEKS GROWTH OF CAPITAL
FI VALUE LEADERS PORTFOLIO         SEEKS LONG TERM-GROWTH OF CAPITAL
HARRIS OAKMARK LARGE CAP VALUE     SEEKS LONG-TERM CAPITAL
  PORTFOLIO                        APPRECIATION
STATE STREET RESEARCH LARGE CAP    SEEKS LONG-TERM GROWTH OF CAPITAL
  VALUE PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO      SEEKS TO EQUAL THE PERFORMANCE OF
                                   THE STANDARD & POOR'S(R) 500
                                   COMPOSITE STOCK PRICE INDEX
MFS INVESTORS TRUST PORTFOLIO      SEEKS LONG-TERM GROWTH OF CAPITAL
                                   WITH A SECONDARY OBJECTIVE TO
                                   SEEK REASONABLE CURRENT INCOME
STATE STREET RESEARCH INVESTMENT   SEEKS LONG-TERM GROWTH OF CAPITAL
  TRUST PORTFOLIO                  AND INCOME
AMERICAN FUNDS GROWTH PORTFOLIO    SEEKS CAPITAL APPRECIATION
                                   THROUGH STOCKS
JANUS AGGRESSIVE GROWTH PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL
MET/PUTNAM VOYAGER PORTFOLIO       SEEKS CAPITAL APPRECIATION
STATE STREET RESEARCH LARGE CAP    SEEKS LONG-TERM GROWTH OF CAPITAL
  GROWTH PORTFOLIO



THE DEGREE OF INVESTMENT RISK YOU ASSUME WILL DEPEND ON THE INVESTMENT DIVISIONS YOU CHOOSE. WE HAVE LISTED YOUR CHOICES IN THE APPROXIMATE ORDER OF RISK FROM THE MOST CONSERVATIVE TO THE MOST AGGRESSIVE, WITH ALL THOSE WITHIN THE SAME INVESTMENT STYLE LISTED IN ALPHABETICAL ORDER.

    THE INVESTMENT DIVISIONS GENERALLY OFFER THE OPPORTUNITY FOR GREATER RETURNS
                       OVER THE LONG TERM THAN OUR GUARANTEED FIXED RATE OPTION. WHILE THE INVESTMENT DIVISIONS AND THEIR COMPARABLY NAMED PORTFOLIOS MAY HAVE NAMES, INVESTMENT OBJECTIVES AND MANAGEMENT WHICH ARE IDENTICAL OR SIMILAR TO
  PUBLICLY AVAILABLE MUTUAL FUNDS, THESE INVESTMENT DIVISIONS AND PORTFOLIOS ARE
       NOT THOSE MUTUAL FUNDS. THE PORTFOLIOS MOST LIKELY WILL NOT HAVE THE SAME
                   PERFORMANCE EXPERIENCE AS ANY PUBLICLY AVAILABLE MUTUAL FUND.





                                          [SNOOPY READING MENU GRAPHIC]
 22

T. ROWE PRICE LARGE CAP GROWTH         SEEKS LONG TERM GROWTH OF CAPITAL
  PORTFOLIO                            AND, SECONDARILY, DIVIDEND INCOME
HARRIS OAKMARK FOCUSED VALUE           SEEKS LONG-TERM CAPITAL APPRECIATION
  PORTFOLIO
NEUBERGER BERMAN PARTNERS MID CAP      SEEKS CAPITAL GROWTH
  VALUE PORTFOLIO
FI MID CAP OPPORTUNITIES PORTFOLIO     SEEKS LONG-TERM GROWTH OF CAPITAL
MET/AIM MID CAP CORE EQUITY PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL
METLIFE MID CAP STOCK INDEX PORTFOLIO  SEEKS TO EQUAL THE PERFORMANCE OF THE
                                       STANDARD & POOR'S(R) MID CAP 400
                                       COMPOSITE STOCK PRICE INDEX
STATE STREET RESEARCH AGGRESSIVE       SEEKS MAXIMUM CAPITAL APPRECIATION
  GROWTH PORTFOLIO
T. ROWE PRICE MID-CAP GROWTH           SEEKS TO PROVIDE LONG-TERM GROWTH OF
  PORTFOLIO                            CAPITAL
STATE STREET RESEARCH AURORA           SEEKS HIGH TOTAL RETURN, CONSISTING
  PORTFOLIO                            PRINCIPALLY OF CAPITAL APPRECIATION
LOOMIS SAYLES SMALL CAP PORTFOLIO      SEEKS LONG-TERM CAPITAL GROWTH FROM
                                       INVESTMENTS IN COMMON STOCKS OR OTHER
                                       EQUITY SECURITIES
RUSSELL 2000(R) INDEX PORTFOLIO        SEEKS TO EQUAL THE RETURN OF THE
                                       RUSSELL 2000(R) INDEX
FRANKLIN TEMPLETON SMALL CAP GROWTH    SEEKS LONG-TERM CAPITAL GROWTH
  PORTFOLIO
MET/AIM SMALL CAP GROWTH PORTFOLIO     SEEKS LONG-TERM GROWTH OF CAPITAL
T. ROWE PRICE SMALL CAP GROWTH         SEEKS LONG-TERM CAPITAL GROWTH
  PORTFOLIO
SCUDDER GLOBAL EQUITY PORTFOLIO        SEEKS LONG-TERM GROWTH OF CAPITAL
FI INTERNATIONAL STOCK PORTFOLIO       SEEKS LONG TERM GROWTH OF CAPITAL
HARRIS OAKMARK INTERNATIONAL           SEEKS LONG-TERM CAPITAL APPRECIATION
  PORTFOLIO
MFS RESEARCH INTERNATIONAL PORTFOLIO   SEEKS CAPITAL APPRECIATION
MORGAN STANLEY EAFE(R) INDEX           SEEKS TO EQUAL THE PERFORMANCE OF THE
  PORTFOLIO                            MSCI EAFE(R) INDEX
PIMCO PEA INNOVATION PORTFOLIO         SEEKS CAPITAL APPRECIATION; NO
                                       CONSIDERATION IS GIVEN TO INCOME
AMERICAN FUNDS GLOBAL SMALL            SEEKS CAPITAL APPRECIATION THROUGH
  CAPITALIZATION PORTFOLIO             STOCKS




Starting with the most conservative, the investment choices are listed in the approximate risk relationship among the available Portfolios from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

IF YOU PURCHASED A DEFERRED ANNUITY PRIOR TO MAY 1, 2004 AND ARE IN THE PAY-OUT PHASE OF THE DEFERRED ANNUITY, USING PAY-OUT VERSION II, THE FOLLOWING INVESTMENT CHOICES ARE NOT AVAILABLE:


SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO


SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO


MFS TOTAL RETURN PORTFOLIO


NEUBERGER BERMAN REAL ESTATE PORTFOLIO


FI VALUE LEADERS PORTFOLIO


STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO


MFS INVESTORS TRUST PORTFOLIO


JANUS AGGRESSIVE GROWTH PORTFOLIO


STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO


HARRIS OAKMARK FOCUSED VALUE PORTFOLIO


FI MID CAP OPPORTUNITIES PORTFOLIO


MET/AIM MID CAP CORE EQUITY PORTFOLIO


METLIFE MID CAP STOCK INDEX PORTFOLIO


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO


FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO


MET/AIM SMALL CAP GROWTH PORTFOLIO


FI INTERNATIONAL STOCK PORTFOLIO


HARRIS OAKMARK INTERNATIONAL PORTFOLIO


MFS RESEARCH INTERNATIONAL PORTFOLIO


PIMCO PEA INNOVATION PORTFOLIO


Some of the investment choices may not be available under the terms of the Deferred Annuity. The contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*   Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits available investment divisions.

*   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

  * Non-Qualified         * Roth IRAs (Roth
  * Traditional IRA           Individual
    (Individual               Retirement
    Retirement                Annuities)
    Annuities)

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations imposed by the plan may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If, over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.
In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.


We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
          Also, these strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity. [SAFE GRAPHIC]


                       [SCALE GRAPHIC]
                              [PIE CHART GRAPHIC]

                                [GLOBE GRAPHIC]
 26

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may be able to elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws or regulatory requirements;

*   Our right to limit the total of your purchase payments to $1,000,000;

* Our right to restrict purchase payments to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g. $1,000,000); and

*   Participation in the Systematic Withdrawal Program (as described later).

                              [HOUR GLASS GRAPHIC]
You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

THE VALUE OF YOUR INVESTMENT
Accumulation units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50; ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value). The value of your $500 investment is then $525 (50 x $10.50 = $525).

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50; ($10.00 x .95 = $9.50 is the new Accumulation Unit Value). The value of your $500 investment is then $475 (50 x $9.50 = $475).

TRANSFER PRIVILEGE
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).


We have policies and procedures that attempt to detect transfer/ reallocation activity that may adversely affect other contract owners or participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more contract owners or participants/annuitants (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by contract owners and participants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our MetLife Designated Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners and participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Deferred Annuity. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others. Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.


You may transfer money within your contract. You will not incur current taxes on your earnings as a result of transferring your money.

Our policies and procedures may result in restrictions being applied to contract owners or participants/annuitants. These restrictions may include:



* requiring you to send us by U.S. mail a signed, written request to make transfers/reallocations;



*   limiting the number of transfers/reallocations you may make each Contract
    Year;



* limiting the dollar amount that may be transferred/reallocated at any one time;



*   charging a transfer/reallocation or collecting a Fund redemption fee;



* denying a transfer/reallocation request from an authorized third party acting on behalf of multiple contract owners or participants/annuitants; and



* imposing other limitations and modifications where we determine that exercise of the transfer/reallocation privilege may create a disadvantage to other contract owners and participants/annuitants (including, but not limited to, imposing a minimum time period between each transfer/reallocation).



If restrictions are imposed on a contract owner or participant/ annuitant, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.


Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes and tax penalties may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, with the percentage of your Account


   Income taxes and tax penalties may apply to any withdrawal you make.

We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request.

Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request.


Changes in the dollar amount, percentage or timing of the payments can be made at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program.

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone (or over the Internet, if we agree) or by writing to us at your MetLife Designated Office.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

  If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th day of the month.

Your Account Balance will be reduced by the amount of your Systematic Withdrawal
        Program payments. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option. 32

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Separate Account charge and

*   Investment-related charge.

SEPARATE ACCOUNT CHARGE

You pay an annual Separate Account charge that, during the pay-in phase, will not exceed 0.95% of the average value of the amounts in the investment divisions. The rate that applies is stated in your Deferred Annuity contract, and may be less than this maximum rate. We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. We consider a variety of factors in determining charges, including but not limited to:

*   The nature of the group;

* The method by which sales will be made to the individuals associated with the group;

*   The facility by which premiums will be paid;

*   The group's capabilities with respect to administrative tasks;

*   Our anticipated persistency of the contracts;

*   The size of the group and the number of years it has been in existence; and

* The aggregate amount of premiums we expect to be paid on the contracts owned by the group or by individuals associated with the group.


Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any contract owner.


This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers and miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation Unit Value.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. None of the shares available to the Deferred Annuity has 12b-1 Plan fees, except for the American Funds. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice is generally to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES

There are no withdrawal charges.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA or Roth IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

   *   Your Account Balance;

   *   The total of all of your purchase payments less any partial withdrawals;
       and

   * Your highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, less any later partial withdrawals, fees and charges.

Subject to state approval, for a Deferred Annuity purchased after April 30, 2003, if you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

1.  Your Account Balance; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal; or

3. "Highest Account Balance" as of the end of each fifth contract anniversary, determined as follows:

   *   At issue, the highest Account Balance is your initial purchase payment;

   *   Increase the highest Account Balance by each subsequent purchase payment;

   * Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   * On each fifth contract anniversary, compare the (1) then highest Account Balance to the (2) current Account Balance and (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal and set the Account Balance equal to the highest of the three.

EXAMPLE:

---------------------------------------------------------------------------------
                                          DATE                    AMOUNT
                                 ------------------------ ------------------------
  A      INITIAL PURCHASE               10/1/2004                $100,000
         PAYMENT
---------------------------------------------------------------------------------
  B      ACCOUNT BALANCE                10/1/2005                $104,000
                                     (FIRST CONTRACT
                                      ANNIVERSARY)
---------------------------------------------------------------------------------
  C      DEATH BENEFIT               AS OF 10/1/2005             $104,000
                                                          (= GREATER OF A AND B)
---------------------------------------------------------------------------------
  D      ACCOUNT BALANCE                10/1/2006                 $90,000
                                    (SECOND CONTRACT
                                      ANNIVERSARY)
---------------------------------------------------------------------------------
  E      DEATH BENEFIT                  10/1/2006                $100,000
                                                          (= GREATER OF A AND D)
---------------------------------------------------------------------------------
  F      WITHDRAWAL                     10/2/2006                 $9,000
---------------------------------------------------------------------------------
  G      PERCENTAGE REDUCTION           10/2/2006                   10%
         IN ACCOUNT BALANCE                                       (= F/D)
---------------------------------------------------------------------------------
  H      ACCOUNT BALANCE AFTER          10/2/2006                 $81,000
         WITHDRAWAL                                              (= D - F)
---------------------------------------------------------------------------------
  I      PURCHASE PAYMENTS                AS OF                   $90,000
         REDUCED FOR WITHDRAWAL         10/2/2006             [= A - (A X G)]
---------------------------------------------------------------------------------
  J      DEATH BENEFIT                  10/2/2006                 $90,000
                                                          (= GREATER OF H AND I)
---------------------------------------------------------------------------------
  K      ACCOUNT BALANCE                10/1/2009                $125,000
---------------------------------------------------------------------------------
  L      DEATH BENEFIT (HIGHEST      AS OF 10/1/2009             $125,000
         ACCOUNT BALANCE)          (FIFTH ANNIVERSARY)    (= GREATER OF I AND K)
---------------------------------------------------------------------------------
  M      ACCOUNT BALANCE                10/2/2009                $110,000
---------------------------------------------------------------------------------
  N      DEATH BENEFIT                    AS OF                  $125,000
                                        10/2/2009         (= GREATEST OF I, L, M)
---------------------------------------------------------------------------------

Note to Example

    Account Balances on 10/1/06 and 10/2/06 are assumed to be equal prior to the withdrawal.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. We may also offer other options for distribution of the death benefit if permitted under the tax law.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers.

If the beneficiary is your spouse, he/she may be substituted as the owner of the Deferred Annuity and continue the contract. In that case, the Account Balance will be reset to equal the death benefit on the date the beneficiary continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include Highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the contract.

Where there are multiple beneficiaries, we will value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

INCOME PAY-OUT OPTIONS

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The following sections describe the income pay-out options that are currently available. However the pay-out options may not be available in all states.

The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.


[SNOOPY SUNBATHING GRAPHIC]

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period; and

*   A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or for the lifetimes of two people or over a specified period.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under a fixed income option.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a lifetime income annuity with a 10 year guarantee period. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. If you purchased the Deferred Annuity prior to May 1, 2004, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide the fixed income option available to you and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity, to the extent permitted by law.

INCOME PAYMENT TYPES


We provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type (unless your employer, association, or other group has limited your choice) when you decide to take the pay-out option. The decision is irrevocable.


There are three people who are involved in payments under your pay-out phase:

* Owner: the person or entity which has all rights including the right to direct who receives payment. (The owner under a group contract may permit the annuitant to choose a beneficiary.)

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum, if any, if the owner dies.

Your income payment amount will depend in large part on your choices. For lifetime types, the age and sex of the measuring lives (annuitants) will also be considered. Whether you choose a withdrawal option will also be considered. For example, if you select a pay-out type guaranteeing payments for your lifetime and your spouse's


      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

            Many times the Owner and the Annuitant are the same person.
 38
lifetime, your payments will typically be lower than if you select a pay-out type with payments over only your lifetime. Typically, income payment types which have a withdrawal option will result in lower income payments than if you had chosen an income payment type without this feature. We reserve the right to limit, modify or stop issuing any of the income types currently available based upon legal requirements or other considerations. The following income payment types are currently available. We may limit income payment types offered to meet federal tax law requirements.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY LIMITED TO A SPECIFIED PERIOD: A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.


In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of up to 30 years. If the annuitant dies before all income payments have been made, income payments are

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

[SNOOPY UNDER PALM GRAPHIC]
paid to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type.

ALLOCATION

You decide how your income payment is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

PAY-OUT VERSION I & PAY-OUT VERSION II

If you purchased the Deferred Annuity after April 30, 2004, you must elect Version I if you decide to commence taking income payments under the Deferred Annuity. If you purchased the Deferred Annuity prior to May 1, 2004, you may choose either Version I or Version II.

VERSION I
THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes. (The premium taxes are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR and the age and sex of the measuring lives and income payment selected. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

                 The AIR is stated in your contract and may range from 3% to 6%. 40

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between payments) for the underlying portfolio minus the Separate Account charge (The resulting number is the net investment return.) exceeds the AIR (for the time period between payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between payments) for the underlying portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE


During the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate money into the Fixed Income Option, you may not later reallocate it into an investment division. There is no charge to make a reallocation. Your



                [WOODSTOCK AND MONEY GRAPHIC]

Once you reallocate money into the Fixed Income Option you may not later reallocate it into an investment division.

request for a reallocation tells us to move, in accordance with your instructions, the underlying portfolio shares we have designated in the investment divisions or other funds to generate your income payments.


For us to process a reallocation, you must tell us:


*   The percentage of the income payment to be reallocated;

* The investment divisions (or Fixed Income Option) (and the percentages allocated to each) to which you want your income payment to be reallocated; and


* The investment divisions from which you want your income payment to be reallocated.



We may require that you use our original forms to make reallocations.




We have policies and procedures that attempt to detect transfer/reallocation activity that may adversely affect other contract owners or participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more contract owners or participants/annuitants (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by contract owners and participants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our MetLife Designated Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners and participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Deferred Annuity. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others. Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Our policies and procedures may result in restrictions being applied to contract owners or participants/annuitants. These restrictions may include:



* requiring you to send us by U.S. mail a signed, written request to make transfers/reallocations;



*   limiting the number of transfers/reallocations you may make each Contract
    Year;



* limiting the dollar amount that may be transferred/reallocated at any one time;



*   charging a transfer/reallocation or collecting a Fund redemption fee;



* denying a transfer/reallocation request from an authorized third party acting on behalf of multiple contract owners or participants/annuitants; and



* imposing other limitations and modifications where we determine that exercise of the transfer/reallocation privilege may create a disadvantage to other contract owners or participants/annuitants (including, but not limited to, imposing a minimum time period between each transfer/reallocation).



If restrictions are imposed on a contract owner or participant/annuitant, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.



Your reallocation request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other reallocation requests in good order will be processed our next business day.


CHARGES

You continue to pay the Separate Account charge and theapplicable investment-related charge during the pay-out phase of the Deferred Annuity. The charges during the pay-in phase and pay-out phase may be different. However, the annual Separate Account charge can never be greater than 0.95% of the average value of the amount of underlying portfolio shares we have designated in the investment divisions to generate your income payments.

The Separate Account charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

VERSION II
(ONLY AVAILABLE IF YOU PURCHASED THE DEFERRED ANNUITY PRIOR TO MAY 1, 2004)

WITHDRAWAL OPTION

Subject to MetLife's underwriting requirements, we may make available a withdrawal option. If the withdrawal option is available under your income payment type, you can choose to add this optional withdrawal feature. The decision to add this feature is made at annuitization and is irrevocable. The withdrawal option may not be available in all states. This feature varies by your income payment type (described above) and whether you purchase your Deferred Annuity with pre-tax or post-tax dollars.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the choice of a pay-out on this withdrawal option or the exercise of this option may result in the pay-out not satisfying minimum distribution requirements.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

DURING THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may withdraw up to an amount equal to the "fair market value" of your future income payments during the first two years you are in the pay-out phase of the Deferred Annuity. We calculate the "fair market value" as follows:

*   First, we update the adjustment factor as of the date of the withdrawal;

* Then we determine what your revised income payment would be based on that updated adjustment factor;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate, which has been adjusted to reflect the value of the withdrawal feature.

If you withdraw this maximum amount during the first two years, there will be no value left in your annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of your withdrawal amount to the maximum permitted withdrawal amount.

AFTER THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may make withdrawals after the first two years following annuitization only if you purchased a Non-Qualified Deferred Annuity with post-tax dollars with one of the following income payment types that provides for a period of guaranteed payments:

*   Lifetime Income Annuity with a Guarantee Period;

*   Lifetime Income Annuity for Two with a Guarantee Period; or

*   Income Annuity for a Guarantee Period.

You may withdraw only a portion of the "withdrawal value" of the payments in the guarantee period under your income payment type. When we calculate the "withdrawal value" of these payments, we use the "fair market value" calculation previously described except that in the third step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period for your income payment type.

Each future guaranteed income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the guarantee period under your income payment type at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your revised income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during the guarantee period. Any income payments payable after the guarantee period will not be reduced for the withdrawals you made.

REQUESTING A WITHDRAWAL

At your request, we will determine for you the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken.

You generally may make a withdrawal on any business day during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. Unless you tell us otherwise, we will take the withdrawal proportionately from each investment division and fixed income options available to you in which you then had an allocation.

A processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal.

If you choose an income payment type with this feature, the amount of the income payments you receive will be lower than what you would have received had you chosen an income payment type without this feature.

The amount by which your income payments will be reduced will depend upon your life expectancy during the permitted withdrawal period, the income type you choose and the amount applied to provide the payments.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law or to protect you and other contract holders in the investment divisions from adverse tax consequences.

HOW THE VERSION II VARIABLE INCOME PAY-OUT OPTION DIFFERS FROM OTHER INCOME PAY-OUT OPTIONS

Income pay-out options generally come in two varieties, fixed or variable. The income pay-out option provided by the investment divisions of this variable annuity does not fall squarely in either of these traditional categories.


A fixed income pay-out option provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the income pay-out option. A fixed income pay-out option provides you with the security of a guaranteed income but does not protect your income payments from the negative impact of inflation over time.

A variable income pay-out option provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable income pay-out option is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed income pay-out option.

If market interest rates at the time a variable income pay-out option is selected exceed the stated AIR, then the payments under a fixed income pay-out option generally will be greater than the initial variable payment under the variable income pay-out option. There are two reasons for the higher fixed income pay-out option payment. First, higher interest rates yield higher income payments. Second, a variable income pay-out option typically assumes a relatively low AIR which

[HOURGLASS WITH DOLLAR GRAPHIC]
 46
increases the likelihood of rising income payments over time. Even though the initial payment under a variable income pay-out option may be lower than payments under the fixed income pay-out option, variable income payments may increase over time (although they may decrease as well). Therefore, variable income pay-out options provide potential protection against inflation.

The income pay-out option under the Deferred Annuity has both fixed and variable income options. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the fixed income options available to you under the Deferred Annuity. You may also have a portion or all of your income payment allocated to the variable investment divisions.

The variable income pay-out option contains features of both fixed and variable income pay-out options, but also has key differences:

* The initial variable income payment is comparable to that provided by a fixed income pay-out option, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

* Unlike a traditional variable income pay-out option, which has a constant benchmark rate (the AIR) and a variable investment component, this pay-out option has both a variable benchmark interest rate and variable investment component.

* This pay-out option is also different from other traditional income pay-out options because you may move the source of income payments back and forth between one fixed income option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Some other variable income pay-out options have a fixed option. However, these typically do not allow fixed option payments to be reallocated to the variable option.

                                                 [HOURGLASS WITH DOLLAR GRAPHIC]

COMPARISON (FOR THESE PURPOSES, THE FIXED INCOME OPTION AND THE SEPARATE ACCOUNT INVESTMENT DIVISIONS ONLY)

                  TRADITIONAL FIXED  TRADITIONAL VARIABLE       METLIFE ASSET BUILDER
                   INCOME PAY-OUT       INCOME PAY-OUT         INCOME VARIABLE PAY-OUT
FEATURE                OPTION               OPTION                     OPTION
------------------------------------------------------------------------------------------
Return            Fixed              Constant - Assumed    Varies - specified interest
Assumption                           Investment Return     rate (based on market interest
                                     (AIR)                 rates)
------------------------------------------------------------------------------------------
Who Bears Risk
  Investment      Not applicable     You                   You
  Performance
  Interest Rate   Issuer             Not applicable        You
------------------------------------------------------------------------------------------
Amount of         Based on market    Based on the AIR      Based on specified interest
Initial Payment   interest rates     (generally, less      rate (based on market interest
                                     than a fixed          rates)
                                     annuity)
------------------------------------------------------------------------------------------
Subsequent        Fixed-guaranteed   Varies - based on     Varies - based on net
Income                               net investment        investment performance relative
Payments                             performance relative  to the prior specified interest
                                     to AIR                rate and impact of change in
                                                           the specified interest rate
------------------------------------------------------------------------------------------
Reallocations     Not applicable     Limited or            Permitted
between funding                      Prohibited
options
(including fixed
income option)
------------------------------------------------------------------------------------------
Asset Allocation  Not applicable     Generally, limited    Permitted
and Rebalancing                      to variable options
------------------------------------------------------------------------------------------

CALCULATING YOUR INCOME PAYMENTS

The variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions on the Valuation Date. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payment goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment for an investment division by the current adjustment factor for that investment division.

INITIAL INCOME PAYMENT

The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the portion of your Account Balance you want to take as an income payment by premium taxes. We further reduce the purchase payment by any amount allocated to the fixed payment options available under the Deferred Annuity. The hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days. If your first income payment is payable more than 10 days later, the amount of the first income payment you receive will be different from the initial income payment calculated. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).

SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.

Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your variable income payment will be the sum of the income payments from each investment division. The valuation date is typically 10 days prior to the date your income payment is due.

ADJUSTMENT FACTOR


The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment. Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.


The adjustment factor has two components: the investment factor and the interest factor.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

TO SUMMARIZE:
If an investment division's    Then the investment
annualized net investment      factor (assuming the     Value of the investment
performance is                 interest factor is 1)    factor is
More than the prior            Increases your income    More than 1
specified interest rate        payment

Equal to the prior             Keeps your income        Equal to 1
specified                      payment the same
interest rate

Less than the prior            Decreases your income    Less than 1
specified interest rate        payment

DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

     -- First, we determine the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

     -- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

     -- Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the

     The interest factor changes based on fluctuations in the specified interest rate.

current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date, this decreases your income payment. In this case, the value of the interest factor is less than one.

TO SUMMARIZE:               Then the interest factor
If the current specified    (assuming the investment    Value of the interest
interest rate is            factor is 1)                factor is
More than the prior         Increases your income       More than 1
specified interest rate     payment

The same as the prior       Keeps your income           Equal to 1
specified interest rate     payment the same

Less than the prior         Decreases your income       Less than 1
specified interest rate     payment

DETERMINING THE INTEREST FACTOR

     -- First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date. This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

     -- Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

     -- Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.

To determine how the investment factor and the interest factor work together to change your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.

Each investment division has a different investment factor. The interest factor is the same for all investment divisions.

When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.

TO SUMMARIZE:
If the adjustment factor is:      Your income payment will:
More than 1                       Increase
Equal to 1                        Stay the same
Less than 1                       Decrease

EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

                                                 Prior
Interest       Investment       Adjustment       Income         Current Income
Factor         Factor           Factor           Payment        Payment
1.01000(@)  x  (@)1.00225   =   (@)1.01227   x   $500.00    =   $506.14(@)
1.00553(@)  x  (!)0.99857   =   (@)1.00409   x   $506.14    =   $508.21(@)
0.98800(!)  x  (@)1.01105   =   (!)0.99892   x   $508.21    =   $507.66(!)
0.99937(!)  x  (!)0.98788   =   (!)0.98726   x   $507.66    =   $501.19(!)

---------------
(@) arrow pointing up

(!) arrow pointing down

REALLOCATION PRIVILEGE
You can reallocate among investment divisions and to the fixed income options available under the Deferred Annuity. You may not be able to reallocate your income payments from all available fixed income options. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:

*   The percentage of the income payment to be reallocated;

* The investment divisions (or fixed income option) (and the percentages allocated to each) to which you want your income payment to be reallocated; and


* The investment divisions from which you want your income payment to be reallocated.



We may require that you use our original forms to make transfers/reallocations.




We have policies and procedures that attempt to detect transfer/reallocation activity that may adversely affect other contract owners or participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more contract owners or participants/annuitants (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by contract owners and partici-



If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.

                                                  [WOODSTOCK AND SCALES GRAPHIC]
 52
pants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our MetLife Designated Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners and participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Deferred Annuity. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others. Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to contract owners or participants/annuitants. These restrictions may include:



* requiring you to send us by U.S. mail a signed, written request to make transfers/reallocations;



*   limiting the number of transfers/reallocations you may make each Contract
    Year;



* limiting the dollar amount that may be transferred/reallocated at any one time;



*   charging a transfer/reallocation or collecting a Fund redemption fee;



* denying a transfer/reallocation request from an authorized third party acting on behalf of multiple contract owners or participants/annuitants; and



* imposing other limitations and modifications where we determine that exercise of the transfer/reallocation privilege may create a disadvantage to other contract owners and participants/annuitants (including, but not limited to, imposing a minimum time period between each transfer/reallocation).



If restrictions are imposed on a contract owner or participant/annuitant, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.


Reallocations will be made at the end of a business day at the close of the Exchange if received in good order prior to the close of the Exchange on the business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what a revised income payment amount would be based on that updated adjustment factor. We then determine the revised allocation of future income payments based on the new percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (30% of $95). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.

Income payments under one version of the fixed income option may differ from income payments as described in this Prospectus. It is not clear whether the effect of such a transfer to this fixed option will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

CHARGES

You continue to pay the Separate Account charge and the applicable investment-related charge during the pay-out phase of the Deferred Annuity. Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor. The charges during the pay-in phase and pay-out phase may be different. The annual Separate Account charge for Version II can never be greater than 1.25% of the average value of the amounts in the investment divisions.

WITHDRAWAL PROCESSING FEE

During the pay-out phase of the Deferred Annuity, a withdrawal processing fee of $95 will be deducted from each withdrawal.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or wire made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated or that is not a valuation date, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated or on the next valuation date.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities, your employer, or the group in which you are a participant or member must identify you to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

PROCESSING TRANSACTIONS


We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.


If mandated by applicable law, including, but not limited, to Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits until instructions are received by the appropriate governmental authority.

BY TELEPHONE OR INTERNET


You may obtain information and initiate transactions by telephone between 8 a.m. and 6 p.m. Eastern Time each business day. In the future, you may be able to initiate transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:


*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account/Fixed Income Option

*   Transfers/Reallocations

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation Unit Value, Annuity Unit Value or net investment performance is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If the beneficiary is your spouse and if the contract permits, your spouse may be substituted as the purchaser of the Deferred Annuity and continue the contract. Your beneficiary may continue to hold a Traditional IRA Deferred Annuity in your name for his/her benefit. If you are receiving income payments, we will cancel any outstanding request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from you. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS


We determine the Accumulation Unit Value/Annuity Unit Value and investment factor for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.



When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value or investment factor as applicable. Subject to our procedure, we will make withdrawals and transfers at a later date, if you request. If your withdrawal request is to elect a variable income pay-out option under your Deferred Annuity, we base the number of annuity units or the amount you receive on the next available Annuity Unit Value or investment factor.

We reserve the right to suspend or postpone payment for a withdrawal or transfer (reallocation) when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

PAY-IN PHASE AND VERSION I OF THE PAY-OUT PHASE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION UNIT VALUE/ANNUITY UNIT VALUE ("NON-STANDARD PERFORMANCE") is calculated by determining the percentage change in the value of an accumulation or annuity unit for a certain period. These numbers may also be annualized. Change in Accumulation Unit Value/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the highest possible Separate Account charge.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all investment-related and Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuities. These figures also assume a steady annual rate of return.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the highest possible Separate Account charge. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


All performance numbers are based upon historical information. These numbers are not intended to indicate future results.
 58

For purposes of presentation (of Non-Standard Performance), we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit and annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the investment-related charge.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Past performance is no guarantee of future results.

VERSION II OF THE PAY-OUT PHASE
We periodically advertise the performance of the investment divisions prior to any calculation that incorporates the interest factor or annuity purchase rates (i.e., net investment return, less the Separate Account charge). You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state this performance in terms of "yield," "change in value" or "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN VALUE is calculated by determining return for a certain period. These numbers may also be annualized.


All performance numbers are based upon historical information. These numbers are not intended to indicate future results.

Both yield and change in value reflect investment-related and the highest possible Separate Account charges.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return.

Average annual total return calculations reflect the highest possible Separate Account charge.

We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge when the performance is accompanied by average annual total return.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the Deferred Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Deferred Annuity and historical rates for the specified interest rate.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge, and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

Any illustration should not be relied upon as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning the Metropolitan Fund, the Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, the Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES

All Deferred Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay may range up to 3% of purchase payments or up to 0.50% of assets annually.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we may pay an amount up to 3% of the total Account Balances of the Deferred Annuities. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

                                            [SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
 62

Our licensed representatives are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs we offer, such as conferences, trips, prizes, and awards. In addition, our licensed sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Deferred Annuities. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



An investment adviser or sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Deferred Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity.


FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 120 days after we issue your Deferred Annuity. We may also cancel your Deferred Annuity if we do not receive any purchase payments for over 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law.

If we do cancel your Deferred Annuity, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information.


Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends.


You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

Where otherwise permitted under the Deferred Annuities, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

                                                  [SNOOPY WITH TAX BILL GRAPHIC]
Simply stated, Federal income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.
 64

To the extent permitted under Federal tax laws, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as guaranteed income for life.

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA), and

*   pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                 Type of Contract
                                         ---------------------------------
                                           Non-            Trad.      Roth
                                         Qualified          IRA       IRA
                                         ---------         -----      ----
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy (SEPP)                              x              x         x

After you die                                  x              x         x

After you become totally disabled
(as defined in the Code)                       x              x         x

To pay deductible medical expenses                            x         x

To pay medical insurance premiums
if you are unemployed                                         x         x

To pay for qualified higher
education expenses, or                                        x         x

For qualified first time home
purchases up to $10,000                                       x         x

After December 31, 1999 for IRS
levies                                                        x         x

Certain immediate income annuities
providing a series of substantially
equal periodic payments made
annually (or more frequently) over
the specified payment period                   x

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

If you have not attained age 59 1/2 at the time you decide to annuitize your Deferred Annuity and you intend that your income payments meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal feature prior to the later of (a) your attaining age 59 1/2 or
(b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable

                                                            [PIGGY BANK GRAPHIC]
 66
portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the contract.

* Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet


After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of transfers between investment divisions or reallocations from an investment division to the Fixed Interest Account or fixed income options.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under federal tax law and to protect you and others having a beneficial interest in the investment divisions from adverse tax consequences.

PURCHASE PAYMENTS

Although the Code does not limit the total amount of your purchase payments, your contract may have a limit.

PARTIAL AND FULL WITHDRAWALS

Generally, when you make a partial withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).

* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Different tax rules apply to payments made generally pursuant to a pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable annuity where reallocations are permitted between investment divisions or between an investment division and a fixed income option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

These rules also apply to income payments made to your beneficiary as a death benefit.

Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

If the amount of income payments received in any calendar year is less than the exclusion amount applicable to the year, you may generally elect the year in which to begin to apply this excess ratably over the remaining income stream.

EXERCISE OF WITHDRAWAL OPTION

If the contract is terminated as a result of the exercise of the withdrawal option during the pay-out phase, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.

For Non-Qualified Annuities amounts received under the exercise of a partial withdrawal may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment.

AFTER DEATH

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.


If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.

If you die before the annuity starting date, as defined under Treasury Regulations, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the change or death of any annuitant.

INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRAS AND ROTH IRAS]

GENERAL

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The Deferred Annuity (and appropriate IRA tax endorsements) have been approved by the IRS as to form.

Consult your tax advisor prior to the purchase of the contract as a Traditional IRA or Roth IRA.

The Economic Growth and Tax Relief Reconciliation Act of 2001 has made certain changes to IRAs, including:

* increasing the contribution limits for Traditional and Roth IRAs, starting in 2002;
*   adding "catch-up" contributions for taxpayers age 50 and above; and

   Your total annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of 100% of your "compensation" as defined by the Code, or the deductible amount each year ($3,000 for 2004 for individuals under age 50). 70

*   adding expanded portability and tax-free rollover opportunities.

*   All these changes are scheduled to expire after 2010.

You should consult your tax advisor regarding these changes.

Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

*   You must be both the owner and the annuitant under the contract.

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the contract.


* You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans (or a SIMPLE IRA to a Traditional IRA after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:

* Except for permissable rollovers and direct transfers, purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or the deductible amount each year ($3,000 for 2004 for individuals under age 50). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

    If contributions are being made under a SEP or SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

* Beginning in 2002, individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

* Purchase payments in excess of permitted amounts may be subject to a penalty tax.

* Purchase payments (except for permissable rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.


In some cases, your purchase payments may be tax deductible.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax-free transfers and rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.


In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate with pay-out Version II under the Deferred Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.


If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

You may combine the money required to be withdrawn from each of your Traditional
                     IRAs and withdraw this amount from any one or more of them. 72

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Also, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract. Your spouse beneficiary may also be able to rollover the proceeds into another eligible retirement plan permitted under the tax law.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations).

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount ($3,000 for individuals under age 50 for tax year 2004, including contributions to all your Traditional and Roth IRAs). For individuals under age 50 the amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). You may contribute up to the annual contribution limit in 2004, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:

       STATUS                          INCOME
     ----------
                                    -----------
     Individual                  $95,000--$110,000
   Married filing
        jointly                  $150,000--$160,000
   Married filing
      separately                    $0--$10,000

     -- Annual purchase payment limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

     --   You can contribute to a Roth IRA after age 70 1/2.

     -- If you exceed the purchase payment limits, you may be subject to a tax penalty.

     -- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is:

     -- At least five taxable years after your first purchase payment to a Roth IRA, and

*   The withdrawal is made:

     --   On or after you reach age 59 1/2;

     --   Upon your death or disability; or

     --   For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/rollover) purchase payments to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount withheld is determined by the Code.

CONVERSION

You may convert/rollover an existing Traditional IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.

Except to the extent you have non-deductible IRA purchase payments, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the purchase payment and if certain conditions are met.

Unless you elect otherwise, the amount converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
CALCULATING YOUR INCOME PAYMENTS......... ..........     4
INVESTMENT MANAGEMENT FEES............ .............     6
ADVERTISEMENT OF THE SEPARATE ACCOUNT....... .......     8
VOTING RIGHTS................... ...................    10
ERISA....................... .......................    11
TAXES....................... .......................    12
ACCUMULATION UNIT VALUE TABLE........... ...........    16
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-66

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity.

                                                    Non-Qualified
                                    IRA Deferred    Deferred
                                    Annuities(1)    Annuities
California......................    0.5%(2)         2.35%
Maine...........................    --              2.0%
Nevada..........................    --              3.5%
Puerto Rico.....................    1.0%            1.0%
South Dakota....................    --              1.25%
West Virginia...................    1.0%            1.0%
Wyoming.........................    --              1.0%

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED ANNUITIES."

(2) WITH RESPECT TO DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2004 METROPOLITAN LIFE INSURANCE COMPANY

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------     Name -------------------------------
       (Contract Number)



                                 Address -------------------------------



-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
P.O. Box 740278
Atlanta, GA 30374
Attention: MetLife Asset Builder Unit

                             [MetLife Logo]







             METROPOLITAN LIFE INSURANCE COMPANY, NEW YORK, NY
                        E04047ZDT(EXP0405)MLIC-LD
                          4-023 prospectus(0404)

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                             METLIFE ASSET BUILDER
                        GROUP DEFERRED ANNUITY CONTRACTS
                                  MAY 1, 2004

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Asset Builder Variable Annuity Contracts dated May 1, 2004 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, P.O. Box 740278 Atlanta, GA 30374, Attention: MetLife Asset Builder Unit, Toll Free
Phone: (866) 438-6477.

     A Statement of Additional Information for the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are attached at the end of this Statement of Additional Information.

     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Asset Builder Variable Annuity Contracts dated May 1, 2004.
                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Auditors........................................     2
Distribution of Certificates and Interests in the Deferred
  Annuities.................................................     2
Experience Factor...........................................     2
Variable Income Payments....................................     2
Calculating Your Income Payments............................     4
Investment Management Fees..................................     6
Advertisement of the Separate Account.......................     8
Voting Rights...............................................    10
ERISA.......................................................    11
Taxes.......................................................    12
Accumulation Unit Value Table...............................    16
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................  F-66

INDEPENDENT AUDITORS


     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES

     MetLife is both the depositor and the underwriter (issuer) of the annuities.

     The certificates and interests in the Deferred Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and over the Internet.

     The offering of all Deferred Annuities is continuous. Owners and participants under Deferred Annuities may not be offered all investment choices. Each contract will indicate those investment choices available under the Deferred Annuity.

EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for Deferred Annuities, during Version I of the Pay-Out phase and for Deferred Annuities .000025905 (the daily equivalent of an effective annual rate of .95%) during Version II of the Pay-Out phase and Pay-In phase.

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

PAY-OUT VERSION I

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Deferred Annuity in the pay-out specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the contract (if no reallocations are made).

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current settlement option rates, which will not be less favorable than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the new rates.

ANNUITY UNIT VALUE

     The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

REALLOCATION PRIVILEGE

     When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current single premium fixed income annuity purchase rates on the date of your reallocation (but not less favorable than the annuity purchase rate guaranteed for your group);

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

     When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

     Here are examples of the effect of a reallocation on the income payment:

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40.

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40.

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 3% and a one day Valuation Period, the factor is 0.99991902, which is the daily discount factor for an effective annual rate of 3%. (The AIR may be in the range of 3% to 6%, as defined in your Income Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

                               PAY-OUT VERSION I
                        CALCULATING YOUR INCOME PAYMENTS

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

            Illustration of Calculation of Annuity Unit Value
 1. Annuity Unit Value, beginning of period.................  $     10.20

 2. "Experience factor" for period..........................     1.023558

 3. Daily adjustment for 3% Assumed Investment Return.......   0.99991902

 4. (2) X (3)...............................................     1.023724

 5. Annuity Unit Value, end of period (1) X (4).............  $     10.44

                        ILLUSTRATION OF ANNUITY PAYMENTS
    (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE DATE OF
                                 ANNUITIZATION)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Number of Accumulation Units as of Annuity Date.........      1,500.00

 2. Accumulation Unit Value.................................    $    11.80

 3. Accumulation Value of the Deferred Annuity (1) X (2)....    $17,700.00

 4. First monthly income payment per $1,000 of Accumulation
    Value...................................................    $     5.52

 5. First monthly income payment (3) X (4) / 1,000..........    $    97.70

 6. Assume Annuity Unit Value as of Annuity Date equal to
    (see Illustration of Calculation of Annuity Unit Value
    above)..................................................    $    10.80

 7. Number of Annuity Units (5) / (6).......................       9.04630

 8. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $    10.97

 9. Second monthly Annuity Payment (7) X (8)................    $    99.24

10. Assume Annuity Unit Value for third month equal to......    $    10.53

11. Next monthly Annuity Payment (7) X (10).................    $    95.26

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

                               PAY-OUT VERSION II
                        CALCULATING YOUR INCOME PAYMENTS

                    SAMPLE CALCULATION ILLUSTRATING HOW THE
                        ADJUSTMENT FACTOR IS DETERMINED
                       AND APPLIED TO THE INCOME PAYMENTS

Example of Calculation of Investment Factor
a. Assumed net investment performance for the period
   (.65%)...................................................     1.00650

b. Assumed interest rate (as specified in your contract) as
   of the last valuation date...............................         7.1%

c. Adjustment based on assumed interest rate for the
   period(1)................................................     0.99467

d. Investment factor (a) x (c)..............................     1.00114

Example of Calculation of Interest Factor
a. Annuity purchase rate based on prior interest rate
   (7.1%)(2)................................................   122.32996

b. Annuity purchase rate based on current interest rate
   (7.2%)(3)................................................   121.37388

c. Interest Factor (a)/(b)..................................     1.00788

Life annuity for male, age 65
a. First monthly variable income payment due February 1,
   2003.....................................................  $   400.00

b. Assumed investment factor for first month*...............     1.00114

c. Assumed interest factor for first month*.................     1.00788

d. Adjustment factor (b) x (c)..............................     1.00903

e. Second monthly variable income payment due March 1, 2003
   (a) x (d)................................................  $   403.61

f. Assumed investment factor for second month*..............      .99981

g. Assumed interest factor for second month*................      .97665

h. Adjustment factor (f) x (g)..............................      .97646

i. Third monthly variable income payment due April 1, 2003
   (e) x (h)................................................  $   394.11

------------------
Notes:

(1) Approximately one month.
(2) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate (as specified in your contract) as of the prior valuation date.
(3) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate as of the current valuation date. However, the interest rate as of the current valuation date is adjusted to reflect the interest rate as of the prior valuation date for the time period from the prior valuation date to the current valuation date.
* Calculated on the income determination date which is 10 days prior to the date the income payment is made.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS
     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund an investment management fee.

     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each portfolio:


                                                       INVESTMENT
                                                       MANAGEMENT
                                        AVERAGE            FEE
                                       DAILY NET       SCHEDULE--
            PORTFOLIO                    ASSETS        % PER ANNUM
            ---------              ------------------  -----------
State Street Research Investment   1st $500 Million        .55%
  Trust                            next $500 million       .50%
                                   over $1 billion         .45%
State Street Research Diversified  1st $500 million        .50%
                                   next $500 million       .45%
                                   over $1 billion         .40%
State Street Research              1st $500 million        .75%
  Aggressive Growth                next $500 million       .70%
                                   over $1 billion         .65%
Met/Putnam Voyager                 1st $500 million        .80%
                                   next $500 million       .75%
                                   over $1 billion         .70%
State Street Research Aurora       1st $500 million        .85%
                                   next $500 million       .80%
                                   over $1 billion         .75%
FI International Stock             1st $500 million        .90%
                                   next $500 million       .85%
                                   over $1 billion         .80%
T. Rowe Price Small Cap Growth     1st $100 million        .55%
                                   next $300 million       .50%
                                   over $400 million       .45%
T. Rowe Price Large Cap Growth     1st $50 million         .70%
                                   over $50 million        .60%
FI Mid Cap Opportunities           1st $100 million        .75%
                                   next $400 million       .70%
                                   over $500 million       .65%
Scudder Global Equity              1st $50 million         .90%
                                   next $50 million        .55%
                                   next $400 million       .50%
                                   over $500 million      .475%
Harris Oakmark Large Cap Value     1st $250 million        .75%
                                   over $250 million       .70%
Neuberger Berman Partners          1st $100 million        .70%
  Mid Cap Value                    next $250 million      .675%
                                   next $500 million       .65%
                                   next $750 million      .625%
                                   over $1.6 billion       .60%
MetLife Stock Index                All Assets              .25%
Lehman Brothers(R) Aggregate       All Assets              .25%
  Bond Index
Russell 2000(R) Index              All Assets              .25%
Morgan Stanley EAFE(R) Index       All Assets              .30%
MetLife Mid Cap Stock Index        All Assets              .25%
Loomis Sayles Small Cap            1st $500 million        .90%
                                   over $500 million       .85%


                                                       INVESTMENT
                                                       MANAGEMENT
                                        AVERAGE            FEE
                                       DAILY NET       SCHEDULE--
            PORTFOLIO                    ASSETS        % PER ANNUM
            ---------              ------------------  -----------
Salomon Brothers U.S. Government   all assets              .55%
Salomon Brothers Strategic Bond    all assets              .65%
  Opportunities
Harris Oakmark Focused Value       1st $1 billion          .75%
                                   over $1 billion         .70%
MFS Investors Trust                all assets              .75%
State Street Research Large Cap    1st $250 million        .70%
  Value                            next $500 million       .65%
                                   over $750 million       .60%
State Street Research Large Cap    1st $1 billion          .73%
  Growth                           over $1 billion         .65%
Franklin Templeton Small Cap       1st $500 million        .90%
  Growth                           over $500 million       .85%
MFS Total Return                   all assets              .50%
Davis Venture Value                1st $1 billion          .75%
                                   over $1 billion         .70%
State Street Research Bond Income  1st $1 billion          .40%
                                   next $1 billion         .35%
                                   next $1 billion         .30%
                                   over $3 billion         .25%
FI Value Leaders                   1st $200 million        .70%
                                   next $300 million       .65%
                                   next $1.5 billion       .60%
                                   $2 billion and          .55%
                                     over

     MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund portfolio(s) indicated:

     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
MetLife                           MetLife Stock Index
                                  Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanely EAFE(R) Index
                                  MetLife Mid Cap Stock Index
State Street Research &           State Street Research
  Management Company(1)           Diversified
                                  State Street Research
                                  Investment Trust
                                  State Street Research
                                    Aggressive Growth
                                  State Street Research Aurora
                                  State Street Research Bond
                                    Income
                                  State Street Research Large
                                    Cap Value
                                  State Street Research Large
                                    Cap Growth
Putnam Investment Management,     Met/Putnam Voyager
  Inc.
Franklin Advisers, Inc.           Franklin Templeton Small Cap
                                    Growth
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
Deutsche Investment Management    Scudder Global Equity
  Americas Inc.

     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
Harris Associates, L.P.           Harris Oakmark Large Cap Value
                                  Harris Oakmark Focused Value
Neuberger Berman Management       Neuberger Berman Partners Mid
  Incorporated                      Cap Value
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap
Massachusetts Financial           MFS Investors Trust
  Services Company                MFS Total Return
Salomon Brothers Asset            Salomon Brothers
  Management Inc.                   U.S. Government
                                  Salomon Brothers Strategic
                                    Opportunities Bond
Fidelity Management & Research    FI Value Leaders
  Company                         FI Mid Cap Opportunities
                                  FI International Stock

------------------
(1) State Street Research & Management Company is one of our subsidiaries.

MET INVESTORS ADVISORY LLC

     Met Investors Advisory LLC, the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of the Met Investors Fund Portfolios. Met Investors Advisory LLC is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

     As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. These fees are solely the responsibility of Met Investors Advisory LLC.:


               PORTFOLIO                        ADVISORY FEE
               ---------                 ---------------------------
Lord Abbett Bond Debenture               0.60% of first $500 million
                                           plus 0.55% of assets over
                                                        $500 million
PIMCO Total Return                                             0.50%
PIMCO PEA Innovation                                           0.95%
MFS Research International                 0.80% of 1st $200 million
                                                 of such assets plus
                                           0.75% of such assets over
                                             $200 million up to $500
                                                        million plus
                                           0.70% of such assets over
                                               $500 million up to $1
                                                        billion plus
                                           0.65% of such assets over
                                                          $1 billion
Met/AIM Mid Cap Core Equity              0.75% of first $150 million
                                           plus 0.70% of assets over
                                                        $150 million
Met/AIM Small Cap Growth                                       0.90%
Harris Oakmark International             0.85% of first $500 million
                                           plus 0.80% of assets over
                                                        $500 million


               PORTFOLIO                        ADVISORY FEE
               ---------                 ---------------------------
Janus Aggressive Growth                    0.80% of 1st $100 million
                                                 of such assets plus
                                           0.75% of such assets over
                                             $100 million up to $500
                                                        million plus
                                           0.70% of such assets over
                                                        $500 million
T. Rowe Price Mid-Cap Growth                                   0.75%
Neuberger Berman Real Estate             0.70% of first $200 million
                                               plus 0.65% up to $750
                                               million plus 0.55% of
                                            assets over $750 million

     Met Investors Advisory LLC pays each of the Met Investors Fund Portfolio's sub-investment advisers a fee based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.


     Massachusetts Financial Services Company is the sub-investment adviser to the MFS Research International Portfolio. Pacific Investment Management Company LLC is the sub-investment adviser to the PIMCO Total Return and PIMCO PEA Innovation Portfolios. Lord Abbett & Co. is the sub-investment adviser to the Lord Abbett Bond Debenture Portfolio. AIM Capital Management, Inc. is the investment sub-adviser to the Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equities Portfolios. Harris Associates L.P. is the sub-investment adviser to the Harris Oakmark International Portfolio. T. Rowe Price Associates, Inc. is the sub-investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. Janus Capital Management LLC is the sub-investment adviser to the Janus Aggressive Growth Portfolio. Neuberger Berman Management Incorporated is the sub-investment adviser to the Neuberger Berman Real Estate Portfolio.


CAPITAL RESEARCH AND MANAGEMENT COMPANY

     As compensation for its services, the American Funds pays Capital Research and Management Company, the American Funds investment adviser, a monthly fee which is accrued daily, calculated at the annual rate of: American Global Small Capitalization Portfolio: .80% of the first $600 million of net assets, plus 0.74% on net assets in excess of $600 million; American Funds Growth Portfolio:
0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion; plus 0.30% on net assets in excess of

$13.0 billion; and American Funds Growth-Income Portfolio: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets in excess of $10.5 billion.

     The Metropolitan Fund, the Met Investors Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this prospectus.

ADVERTISEMENT OF THE SEPARATE ACCOUNT

PAY-IN PHASE


     From time to time we advertise the performance of various Separate Account investment divisions. This performance will be stated in terms of either yield, "change in Accumulation Unit Value," or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd + 1)(to the power of 6)-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. Change in Accumulation Unit Value refers to the comparison between values of accumulation units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV(1)/UV(0))(to the power of annualization factor)]-1, where UV(1) represents the current unit value and UV(0) represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Average annual total return differs from the change in Accumulation Unit Value because it assumes a steady rate of return and reflects all expenses. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(to the power of n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion).


     Performance may be calculated based upon historical performance of the underlying portfolios of the Metropolitan Fund, the Met Investors Fund and the American Funds and may assume that the Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit data is used.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid-Cap(R) Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Intermediate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan

Stanley Capital International Europe, Australasia, Far East Index.

     Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the account balance in each of these investment divisions and the Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

     Historical performance information should not be relied on as a guarantee of future performance results.

PAY-OUT VERSION I

     We may state performance in terms of "change in Annuity Unit Value," or "average annual total return".

     CHANGE IN ANNUITY UNIT VALUE ("NON-STANDARD PERFORMANCE") is calculated by determining the percentage change in the value of an accumulation or annuity unit for a certain period. These numbers may also be annualized. Change in Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the highest possible Separate Account charge (also known as annualized charge in annuity value).

     AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value) calculations ("Standard Performance") reflect all investment-related and Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuities. These figures also assume a steady annual rate of return.

     For purposes of presentation (of Non-Standard Performance), we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit and annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

     We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the investment-related charge.

     We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

     Past performance is no guarantee of future results.

PAY-OUT VERSION II

     From time to time we advertise the performance of various Separate Account investment divisions prior to any calculation that incorporates the interest rate factor or annuity purchase rates, (i.e., the net investment return, less Separate Account charge). Performance will be stated in terms of either yield, "change in value" or "average annual total return" or some combination of the foregoing. Yield, change in value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in value calculations reflect all Separate Account and investment-related charges. This value is calculated by determining the percentage change in return for a certain period. These numbers also may be annualized. Both yield and change in value reflect investment-related and Separate Account charges.

     Average annual return calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return. Average annual total return calculations reflect the highest possible Separate Account charge. We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge and when that performance is accompanied by average annual total return.

     We may demonstrate hypothetical values of annuity benefits over a specified period based on historical net asset values of the portfolios and the historical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and the investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the pay-out options of the Deferred Annuity were in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying portfolio for the period before the inception date. We use the actual annuity unit data after the inception date.

     Historical performance information should not be relied on as a guarantee of future performance results.

     We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the portfolios, hypothetical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges for all portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account which are deemed attributable to all the Deferred Annuities described in the Prospectus at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of the Deferred Annuity attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified plans do not have voting interests through life insurance or annuities and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to qualified plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or the Met Investor Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:

          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

TAXES

GENERAL

     Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

     In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

DEFERRED ANNUITIES

     To the extent contributions to your Annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your Annuity are generally subject to income tax when distributed. However, "qualified distributions" of earnings from a Roth IRA are not subject to Federal income tax.

     Contributions to Non-Qualified and Roth IRA Annuities, as well as non-deductible contributions to IRA Annuities are made on an "after-tax basis", so that making purchase payments does not reduce the taxes you pay.

     Earnings under the Non-Qualified Annuities and IRA Annuities, are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed. For Roth IRA Annuities, "qualified distributions" of earnings are not subject to Federal income tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of previously taxed converted amounts may be subject to a penalty tax if made before age 59 1/2.

     Generally, the Non-Qualified Deferred Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable annuity where transfers are permitted between funding options or between a funding option and a guaranteed interest option. At the present time MetLife intends to report the taxable income payments made to you under general tax principles for variables annuities using an excludable amount for each payment based upon your purchase payment (reduced by any refund or guarantee feature as required by Federal tax law) made to provide the income annuity divided by the expected number of payments. For the Roth IRA Deferred Annuity, "qualified distributions" of earnings are not subject to tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

     The IRA Annuities accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code. Roth IRA Deferred Annuities only accept "after-tax" contributions.

     Each type of Annuity is subject to various tax limitations. Typically, except for the Non-Qualified Annuities the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Annuities before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Annuity (or in some cases from the plan or arrangement that purchased the Annuity) before you are age 59 1/2.

     In general, an income option will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).

     In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the pay-out option under the Deferred Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

     If you intend to choose an pay-out option which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

     The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Annuity and the tax consequences of transferring allocating money between investment divisions or between investment divisions and the Fixed Interest Option.

     If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your Deferred Annuity protect your spouse if you die before your receive any income payments or if you die while income payments are being made. If your Deferred Annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

     The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the Federal tax rules on an Annuity-by-Annuity basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 has made certain changes to IRAs, including:

    * increasing the contribution limits for Traditional and Roth IRAs, starting in 2002;

    *  adding "catch-up" contributions for taxpayers age 50 and above; and

    *  adding expanded portability and tax-free opportunities.

    *  all these changes are scheduled to expire after 2010.

     You should consult your tax adviser regarding these changes.

     Traditional IRA Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code ($3,000 for 2004, $4,000 for 2005-2007, and $5,000 for
2008-2010 as indexed for inflation) or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed in the next paragraph. (Additionally, if you are at least 50 years old, you may make additional contributions of $500 per year through 2005, and $1,000 per year for 2006 through 2010.) Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows. If contributions are being made under a SEP or SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

     Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2004, if you are an "active participant" in another retirement plan and if your adjusted gross income is $45,000 or less ($65,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is at least $55,000 ($75,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount for the year to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

     Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements or to other eligible retirement plans as defined in the Code) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code);
(3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under sec.72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments (other than a one-time change to the required minimum distribution method) before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payments.

     If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Annuities). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, which is not subject to the 10% tax penalty. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

     Withdrawals may be transferred to another IRA or to another eligible retirement plan without Federal tax consequences if Code requirements are met. Your Traditional IRA or Roth IRA Annuity is not forfeitable and you may not transfer it, assign it or pledge it as collateral for a loan.

     Your entire interest in the Deferred Annuity must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Where required under the federal tax law to maintain the status of the Deferred Annuity as an annuity under Section 72(s) of the Internal Revenue Code, the actuarial value of any remaining income payments after the owner's death will be made over a period no longer than the beneficiary's remaining life expectancy or within five years of the date of death (or annuitant's death when the beneficiary is not a natural person). Other rules apply to how rapidly withdrawals must be made after your death. Generally, when you die, we must make payments of your entire remaining interest over a period and in a manner as allowed by the Code and applicable regulations. If your spouse is your beneficiary, and, if your Annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your sole beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own IRA Deferred Annuity after your death. The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.

     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     Roth IRA Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code (for individuals under age 50, $3,000 for 2004, $4,000 for 2005-2007, and $5,000 for 2008-2010 as indexed for inflation) or 100% of your "compensation." You could have contributed up to the annual contribution limit to a Roth IRA in 2003 if your adjusted gross income is not in excess of $95,000 ($150,000 for married couples filing jointly). The contribution limits to a Roth IRA are phased out ratably for individuals with income between $95,000 and $110,000 and for married couples filing jointly with income between $150,000 and $160,000; and for married couples filing separately between $0 and $10,000. Annual contributions to all IRAs, including Roth IRAs, may not exceed the lesser of the deductible amount or 100% of your "compensation" as defined by the Code, except for "spousal IRAs." (Additionally, if you are at least 50 years old, you may make additional contributions of $500 per year through 2005, and $1,000 per year for 2006 through 2010.) These limits on annual contributions do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from an existing IRA to a Roth IRA. You may make contributions to a Roth IRA after age 70 1/2. Excess contributions are subject to a 6% excess contribution tax penalty, unless such contributions are withdrawn under rules specified in the Code.

     You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a non-Roth IRA into a Roth IRA.

     Except to the extent you have non-deductible IRA contributions, the amount converted from a non-Roth IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed below.)

     Distributions from a Roth IRA are made first from contributions and then from earnings. Generally, withdrawals from contributions are not subject to tax. However, withdrawals of previously taxed converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception).

     Withdrawals of earnings will not be subject to Federal income tax if they are "qualified distributions." In order to be a qualified distribution, the withdrawal must be: (a) made at least five taxable years from the year you established a Roth IRA, and (b) made after age 59 1/2, or for death, disability, or a first-time home purchase (up to $10,000). (Please consult your tax advisor regarding the state income tax treatment of your withdrawal.)

     The withdrawal of earnings not meeting the foregoing requirements will be subject to income tax and possibly the 10% premature tax penalty.

     Mandatory minimum distribution rules do not apply while you are alive. Generally, when you die, we must make payment of your entire remaining interest within five years of the year in which you died or begin payments over a period and in a manner allowed by the Code to your beneficiary over his/her lifetime or over a period not beyond your beneficiary's life or life expectancy starting by December 31 of the year following the year in which you die. (Certain exceptions exist for spouses.)

     You should consult your tax advisor regarding the tax treatment of Roth IRAs and the appropriateness of the Roth IRA to your particular situation. If you choose an income option, the Code requires any remaining payment be made to your beneficiary within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. Therefore, if you choose an income payment type that has a period certain (e.g., an income annuity for life with a ten year term certain), the period certain should not exceed the greater of five years or the life expectancy of your beneficiary. (Subsequent changes to your beneficiary after you begin the pay-out phase of your Deferred Annuity may cause you to be in violation of this rule.)

     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     Non-Qualified Annuities. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Annuities is generally deferred until it is withdrawn only if you as owner of the Annuity are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

     Non-Qualified Income Options. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each income payment is a non-taxable return of your "purchase payment" (the amount you used to annuitize) and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  Diversification


     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.


     We may limit the number, frequency or types of transfers to satisfy the Federal income tax law requirements.

  Changes to tax rules and interpretations

     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

-  Possible taxation of transfers between investment divisions.

- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

- Possible limits on the number of funding options available or the frequency of transfers among them.

     Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.


     Taxable withdrawals (other than tax-free exchanges to other non-qualified deferred annuities) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

     Your Non-Qualified Deferred Annuity may be exchanged for another non-qualified deferred annuity without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you (or the annuitant if you are not a natural person) die prior to the date that income payments begin, the death benefit under a non-qualified annuity contract must be paid over the remaining life expectancy of the payee, or within five years of the date of the death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Annuity, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.

     The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.


INVESTOR CONTROL



     In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.


ACCUMULATION UNIT VALUE TABLE

     This table shows fluctuations in the Accumulation Unit Values for the Deferred Annuity with a Separate Account charge of 0.65% for each investment division from year-end to year-end. The guaranteed maximum highest separate account charge and lowest separate account charge tables and charts, are in the Prospectus. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


                                       BEGINNING         END         NUMBER OF
                                        OF YEAR        OF YEAR      ACCUMULATION
                                      ACCUMULATION   ACCUMULATION    UNITS END
                               YEAR    UNIT VALUE     UNIT VALUE      OF YEAR
                               ----   ------------   ------------   ------------
State Street Research Bond
 Income Division(a)(b).......  2003      $ 9.85         $11.15          986.99
                               2002        9.85           9.85               0
                               2001        9.83          10.60               0
Lehman Brothers(R) Aggregate
 Bond Index Division(a)......  2003       10.67          10.98        5,001.91
                               2002        9.74          10.67          631.93
                               2001        9.72           9.74               0
State Street Research
 Diversified Division(a).....  2003        8.66          10.37               0
                               2002       10.12           8.66               0
                               2001       10.21          10.12               0
Lord Abbett Bond Debenture
 Division(a)(c)..............  2003        9.76          11.59           42.31
                               2002        9.70           9.76               0
                               2001        9.76           9.70               0
State Street Research
 Investment Trust
 Division(a).................  2003        7.61           9.84               0
                               2002       10.37           7.61               0
                               2001       10.51          10.37               0
MetLife Stock Index
 Division(a).................  2003        7.95          10.12        2,888.41
                               2002       10.30           7.95               0
                               2001       10.47          10.30               0
Harris Oakmark Large Cap
 Value Division(a)...........  2003        9.13          11.38           34.81
                               2002       10.70           9.13               0
                               2001       10.55          10.70               0

Davis Venture Value(a).......  2003        8.69          11.31           35.02
                               2002       10.46           8.69               0
                               2001       10.50          10.46               0

                                       BEGINNING         END         NUMBER OF
                                        OF YEAR        OF YEAR      ACCUMULATION
                                      ACCUMULATION   ACCUMULATION    UNITS END
                               YEAR    UNIT VALUE     UNIT VALUE      OF YEAR
                               ----   ------------   ------------   ------------
T. Rowe Price Large Cap
 Growth Division(a)..........  2003        8.01          10.41               0
                               2002       10.50           8.01               0
                               2001       10.60          10.50               0
Met/Putnam Voyager
 Division(a).................  2003        7.21           9.02           21.98
                               2002       10.21           7.21               0
                               2001       10.62          10.21               0
MetLife Mid Cap Stock Index
 Division(a).................  2003        9.10          12.20          356.39
                               2002       10.76           9.10               0
                               2001       10.72          10.76               0
Neuberger Berman Partners Mid
 Cap Value Division(a).......  2003        9.62          13.05               0
                               2002       10.72           9.62               0
                               2001       10.57          10.72               0
State Street Research
 Aggressive Growth
 Division(a).................  2003        7.49          10.47               0
                               2002       10.58           7.49               0
                               2001       10.75          10.58               0

FI Mid Cap Opportunities
Division(a)..................  2003      $ 7.35         $ 9.83          113.48
                               2002       10.42           7.35               0
                               2001       10.56          10.42               0
Russell 2000(R) Index
 Division(a).................  2003        8.72          12.66               0
                               2002       11.04           8.72               0
                               2001       10.91          11.04               0
Loomis Sayles Small Cap
 Division(a).................  2003        8.46          11.48               0
                               2002       10.86           8.46               0
                               2001       10.78          10.86               0



                                       BEGINNING         END         NUMBER OF
                                        OF YEAR        OF YEAR      ACCUMULATION
                                      ACCUMULATION   ACCUMULATION    UNITS END
                               YEAR    UNIT VALUE     UNIT VALUE      OF YEAR
                               ----   ------------   ------------   ------------
State Street Research Aurora
 Division(a).................  2003        8.56          12.77           38.54
                               2002       10.95           8.56               0
                               2001       10.82          10.95               0
T. Rowe Price Small Cap
 Growth Division(a)..........  2003        8.10          11.34           97.22
                               2002       11.12           8.10               0
                               2001       11.06          11.12               0
Scudder Global Equity
 Division(a).................  2003        8.48          11.00               0
                               2002       10.17           8.48               0
                               2001       10.20          10.17               0
FI International Stock
 Division(a).................  2003      $ 8.37         $10.64               0
                               2002       10.21           8.37               0
                               2001       10.43          10.21               0
Morgan Stanley EAFE(R) Index
 Division(a).................  2003        8.37          11.45          385.99
                               2002       10.11           8.37               0
                               2001       10.33          10.11               0


------------------
(a) Inception Date: December 6, 2001.
(b) The assets of the State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of State Street Research Income Division.
(c) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of Loomis Sayles High Yield Bond Division.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS


     The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4 (to be filed by amendment):


      Metropolitan Life Separate Account E
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2003, and December
        31, 2002
         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2003, 2002, and 2001
         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)           --   Resolution of the Board of Directors of Metropolitan Life
                        establishing Separate Account E.(1)
     (2)           --   Not applicable.
     (3) (a)       --   Not applicable.
         (b)       --   Form of Metropolitan Life Insurance Company Selling
                        Agreement.(11)
         (c)       --   Participation Agreement with the New England Zenith Fund.(3)
         (d)       --   Participation Agreement with the Met Investors Series
                        Trust.(7)
         (e)       --   Participation Agreement with American Funds Insurance
                        Series.(6)
     (4) (a)       --   Form of Deferred Annuity Contract.(5)
         (a)(i)    --   Form of Unallocated Deferred Annuity Contract, Form
                        G.3208B.(9)
         (b)       --   Form of Multifunded Annuity Certificate, Form
                        G.4333-25(MAB).(4)
         (b)(i)    --   Individual Retirement Annuity Endorsement, Form
                        G.20247-581.(4)
            (ii)   --   Roth IRA Endorsement, Form G.20247-582.(4)
         (c)       --   Withdrawal Option and Minimum Distribution Requirements
                        Endorsement, Form G.20247-585.(2)
         (d)       --   Death Benefit Endorsement, Form G.20247-590.(9)
     (5)           --   Application Form for the Deferred Annuity Form G.20384.(10)
     (6)           --   Amended and Restated Charter and By-Laws of Metropolitan
                        Life.(7)
     (7)           --   Not applicable.
     (8)           --   Not applicable.
     (9)           --   Opinion and consent of counsel as to the legality of the
                        securities being registered.(8)
    (10)           --   Consent of Auditors.(14)
    (11)           --   Not applicable.

     (12)                --
     (13)  (a)           --

     (12)  Not applicable.
     (13)  Powers of Attorney.(11, 12, 13)


---------------
 1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.


 2. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 15, 2002.


 3. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.


 4.  Filed with this Registration Statement on September 13, 2001.


 5. Filed with Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on December 21, 2000. As incorporated herein by reference.

 6. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

 7. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.


 8. Filed with Pre-Effective Amendment No. 1 to this Registration Statement on December 6, 2001.



 9. Filed with Post-Effective Amendment No. 2 to this Registration Statement on January 31, 2003.



10. Filed with Post-Effective Amendment No. 3 to this Registration Statement on April 11, 2003.



11. Filed with Post-Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003, Powers of Attorney for Robert H. Benmosche, Curtis H. Barnette, John C. Danforth, Burton A. Dole, Jr., James R. Houghton, Harry
     R. Kamen, Helen L. Kaplan, Charles M. Leighton, Stewart G. Nagler, Hugh B. Price, Kenton J. Sicchitano and William C. Steere Jr. As incorporated herein by reference.



12. Filed with Post Effective Amendment No. 4 to this Registration Statement on February 6, 2004. Powers of Attorney for John M. Keane, William J. Wheeler and Joseph J. Prochaska, Jr.



13. Filed with Post-Effective Amendment No. 32 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004. Power of Attorney for Sylvia M. Mathews. As incorporated herein by reference.



14.  To be filed by amendment.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nellcor Puritan Bennett, Inc.
                                         P.O. Box 208,
                                         Carlsbad, CA 92061.
Cheryl W. Grise........................  President,                                        Director
                                         Utility Group of Northeast,
                                         Utility Service Company,
                                         107 Selden Street,
                                         Berlin, CT 06037.
James R. Houghton......................  Chairman of the Board Emeritus,                   Director
                                         Corning Incorporated,
                                         One Riverfront Plaza,
                                         MP HQE2-6,
                                         Corning, NY 14831.
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue, Suite 5700,
                                         New York, NY 10166.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP,
                                         Four Times Square,
                                         New York, NY 10036.
John M. Keane..........................  General (Retired),                                Director
                                         United States Army,
                                         2200 Wilson Blvd.,
                                         Suite 102-542,
                                         Arlington, VA 22201-3324.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01720.
Sylvia M. Mathews......................  Chief Operating Officer and                       Director
                                         Executive Director,
                                         The Bill & Melinda Gates Foundation,
                                         1551 EastLake Avenue East,
                                         Seattle, WA 98102.
Stewart G. Nagler......................  Vice Chairman of the Board,                       Vice Chairman and Director
                                         MetLife, Inc. and Metropolitan Life Insurance
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange, Inc.,
                                         108 Forest Avenue,
                                         Locust Valley, NY 11560.
Hugh B. Price..........................  Of Counsel,                                       Director
                                         Piper Rudhick LLP,
                                         1251 Avenue of the Americas,
                                         New York, NY 10020.
Kenton J. Sicchitano...................  Retired Global Managing Partner,                  Director
                                         PricewaterhouseCoopers,
                                         101 Jericho Road,
                                         Weston, MA 02493.
William C. Steere, Jr. ................  Chairman of the Board,                            Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.


     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
C. Robert Henrikson.....................................  President, U.S. Insurance and Financial Services
Catherine A. Rein.......................................  President and Chief Executive Officer of MetLife Auto & Home
William J. Toppeta......................................  President, International
Lisa M. Weber...........................................  Senior Executive Vice President, Chief Administrative
                                                          Officer
Daniel J. Cavanagh......................................  Executive Vice President
Jeffrey J. Hodgman......................................  Executive Vice President
James L. Lipscomb.......................................  Executive Vice President and General Counsel
Leland C. Launer, Jr. ..................................  Executive Vice President and Chief Investment Officer
William J. Wheeler......................................  Executive Vice President and Chief Financial Officer
Judy E. Weiss...........................................  Executive Vice President
Joseph J. Prochaska.....................................  Senior Vice President, Financial Operations and Chief
                                                          Accounting Officer
Joseph A. Reali.........................................  Senior Vice President and Tax Director
John E. Welch...........................................  Senior Vice President and General Auditor
Anthony J. Williamson...................................  Senior Vice President and Treasurer
Gwenn L. Carr...........................................  Vice President and Secretary
Timothy L. Journy.......................................  Vice President and Controller


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTOWNERS.

     As of February 29, 2004: Non-Qualified 242
                              Qualified 256

ITEM 28.  INDEMNIFICATION

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' liability policy with a limit of $300 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the Directors' and Officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

       Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter) Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
       The New England Variable Annuity (depositor)
       New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER            NET UNDERWRITING DISCOUNTS AND COMMISSIONS
---------------------------------------------- ----------------------------------------------

     Metropolitan Life Insurance Company                            N/A



                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION               BROKERAGE COMMISSIONS
---------------------------------------------- ----------------------------------------------

                     N/A                                            N/A



                     (5)
                 COMPENSATION
----------------------------------------------

     $24,022.04 (Separate Account charge)


ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 20TH DAY OF APRIL 2004.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:      /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------

                                                    James L. Lipscomb

                                                Executive Vice-President
                                                   and General Counsel

                                          Metropolitan Life Insurance Company
                                                      (Depositor)

                                       by:      /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------

                                                    James L. Lipscomb

                                                Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

                          *                              Chairman, President, Chief
-----------------------------------------------------    Executive Officer and
                 Robert H. Benmosche                     Director

                          *                              Vice Chairman and Director
-----------------------------------------------------
                  Steward G. Nagler

                          *                              Senior Vice President,
-----------------------------------------------------    Financial Operations and
                 Joseph J. Prochaska                     Chief Accounting Officer

                          *                              Executive Vice President
-----------------------------------------------------    and Chief Financial Officer
                 William J. Wheeler

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                                                         Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                                                         Director
-----------------------------------------------------
                   Cheryl W. Grise

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                    John M. Keane

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                  Sylvia M. Mathews

                                                         Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
                Kenton J. Sicchitano

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

             By: /s/ MYRA L. SAUL, ESQ.                                                    April 20, 2004
  ------------------------------------------------
                 Myra L. Saul, Esq.
                  Attorney-in-Fact

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

     The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(R) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy--A Beagle dog
Woodstock--A small bird
Lucy--A little brunette girl


                                               PAGE
                                         ----------------
 1.  Snoopy as MetLife Representative
     with briefcase straightening bow
     tie..............................   First page
 2.  Snoopy in suit with pointer......   Page 4             Important Terms You Should Know
 3.  Lucy reading ticker tape.........   Pages 12, 16       Accumulation Unit Values for Each
                                                            Investment Division
 4.  Snoopy reading menu at restaurant
     table............................   Page 22            Your Investment Choices
 5.  The Equity Generator (Service
     Mark) icon--Safe with arrow
     pointing to three dimensional
     graph............................   Page 26            The Equity Generator
 6.  The Equalizer (Service Mark)
     icon--A balancing scale..........   Page 26            The Equalizer
 7.  The Rebalancer (Service Mark)
     icon--A pie chart with arrows
     around circumference.............   Page 26            The Rebalancer
 8.  The Index Selector (Service Mark)
     icon--A world globe with arrows
     around it........................   Page 26            The Index Selector
 9.  The Allocator (Service Mark)
     icon--A hourglass with safe in
     top portion with arrow to a three
     dimensional chart in the bottom
     portion..........................   Page 27            The Allocator
10.  Snoopy in an innertube with a
     drink............................   Page 37            Income Pay-Out Options
11.  Snoopy on beach with drink and
     sunglasses relaxing in lounge
     chair............................   Page 39            Income Payment Types
12.  Woodstock moving money bag from
     one pile of money bags to
     another..........................   Page 41            Reallocation Privilege
13.  Hourglass with dollar bill being
     shredded into bottom of glass
     with "inflation" written on it...   Page 46            How The Version II Variable
                                                            Income Pay-Out Option Differs
                                                            from Other Income Pay-Out Options
14.  Woodstock in middle of balance
     scale with "Interest Factor"
     going up and "Investment Factor"
     going down.......................   Page 52            Income Payment Calculations

                                               PAGE
                                         ----------------
15.  Snoopy shaking Woodstock's hand
     with a briefcase.................   Page 62            Who sells the Deferred Annuities
16.  "Uncle Sam" Snoopy with "tax
     bill" in hand....................   Page 64            Income Taxes
17.  Piggy Bank with "Do Not Open
     Until Age 59 1/2" on its side....   Page 66            Withdrawals